Listing Report:Supplement No. 215 dated Apr 15, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 359847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	30%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	10y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$6,599	Stated income:	$25,000-$49,999
Amount delinquent:	$673	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	angels2008	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?debt consolidaton.? My son died and my ex-huband filed bankruptcy, which forced my into bk. 9 years ago, (which will fall off my credit report next year)?but since then I have?been rebuilding my credit and was doing great until this last year.? I have two sisters and the day that my oldest sister started chemo, my?younger sister found out that she also had cancer.? I have been helping them and as a result, I have acquired credit card debt.? I?bought a house?5 years ago and have been rebuilding my credit.? Last year, because of the economy my credit card companies?cut the limit on my cards to less than half of what they were,and doubled their interest rate,?otherwise my credit score would be?well over 700.?I never want to see another credit card after this.? I have been praying for an answer, and found prosper.

My financial situation:
I am a good candidate for this loan because?I have been at my job for 10 years, and am an honest hard working, and compassionate person.??I am just?hoping that there are people out there that are also compassionate, and will be willing to give me a chance to rebuild my life.? I'm sorry that I don't have any pictures, but I couldn't get them to upload.?

Monthly net income: $ 2800.-3000.

Monthly expenses: $
??Housing: $800.
??Insurance: $ 60.
??Car expenses: $350.
??Utilities: $200.
??Phone, cable, internet: $40.
??Food, entertainment: $100.
??Clothing, household expenses $
??Credit cards and other loans:?$500.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	0y 11m
Credit score:	760-779 (Apr-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,346	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	leverage-chooser0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay of my credit cards and build installment credit to increase my credit score.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $2,200

Monthly expenses: $
??Housing: $0 - live with my parents
??Insurance: $77
??Car expenses: $400 (paid off-this is gas and maintenance)
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $150
??Credit cards and other loans: $150 (approx minimum payment-I've been paying off more each month)
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$132.54

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	1y 2m
Credit score:	800-819 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$553	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-lively-openness	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off credit card debt?over a fixed period of time at a better rate.

My financial situation:
I am a good candidate for this loan because because I am?paying more than the minimum amount due each month but due to the high interest rates,?most of the payments are being applied to the finance charges and very little to the?principal.? I want to repay my debts but?at a better rate of interest for a fixed period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$271.33

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	2y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$5,371	Stated income:	$75,000-$99,999
Amount delinquent:	$216	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	commanding-leverage	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate debts
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	30%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	3y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	16	Occupation:	Engineer - Mechanic...
Now delinquent:	2	Revolving credit balance:	$1,541	Stated income:	$50,000-$74,999
Amount delinquent:	$710	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	funds-pole6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Home Improvement
Purpose of loan:
This loan will be used to help my fiance and I pay for our wedding. We are getting married in July.?We will be traveling to Hawaii for our honeymoon. It will also be used to fence in our backyard so our dogs have a safe place to run around. We will make some minor changes to our house with the loan as well.

My financial situation:

$50,000 Income annually

$3,300 Monthly Take home pay

Expenses:
$500 Rent
$150 Utilities, Phone, and cable
$500 Food and entertainment $300 Student Loans $450 Car Payment
$200 Car Insurance $150 Gas
$50 Credit Cards
-----------------
$2300 total expenses

That will leave $1000 a Month to pay off this loan.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.67%	Starting monthly payment:	$34.67

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	12%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	5y 2m
Credit score:	660-679 (Apr-2010)	Total credit lines:	15	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$2,761	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	best-income-equalizer4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Card!
Purpose of loan:
This loan will be used to? pay off my high interest credit card

My financial situation:
I am a good candidate for this loan because? I've have a stable government job for 5 years now and have paid off my old debts and delinquencies since then.

Monthly net income: $ 2120

Monthly expenses: $
??Housing: $
??Insurance: $ 80
??Car expenses: $ 276
??Utilities: $
??Phone, cable, internet: $ 90
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	12%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	14	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$175	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	nicole1984	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Accomplish alot of Things
Purpose of loan:
This loan will be used to pay for school,car repairs

My financial situation:
I am a good candidate for this loan because?pay all my bills on time and would prefer to use one loan to pay for alot of things as opposed to using credit cards?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 350
??Insurance: $?0
??Car expenses: $ 650
??Utilities: $ 100
??Phone, cable, internet: $180
??Food, entertainment: $ 150
??Clothing, household expenses $200
??Credit cards and other loans: $?0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1957	Debt/Income ratio:	55%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	33y 10m
Credit score:	700-719 (Apr-2010)	Total credit lines:	6	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wonderful-finance7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low risk! see why below Car Repairs
Purpose of loan:
This loan will be used to...Car and Home Repairs.Please review and ask any questions that will put you more at ease.Thank you so much for considering,even that means alot.To be able to get the car fixed and be able to get around again would mean so much to us.I had a little higher amount on here that was 95% funded so I lowered it a little.I hope that makes a differance.To those of you who bid on the last listing,thank you and I hope you consider this again.
..
My financial situation:
I am a good candidate for this loan because? I have never missed a payment...ever! My credit report should reflect that, and I hope that puts people at ease.The income may look a little low but my daughter contributes to the home financially.Again please ask any questions that may put you more at ease and not think that this is a higher risk loan.Thank You for your time.

Monthly net income: $ 665 plus my daughter has lived with me and contributes financially

Monthly expenses: $
??Housing: $ 50 taxes house is paid off
??Insurance: $ 59
??Car expenses: $0 car is paid off
??Utilities: $ 65
??Phone, cable, internet: $ 20
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 50
??Other expenses: $ 0 sometimes little expenses come up which my daughter pays
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	24%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 7	Length of status:	10y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	38	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$28,230	Stated income:	$25,000-$49,999
Amount delinquent:	$16,246	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	coin-opera195	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Debts
Purpose of loan:
This loan will be used to pay for a engagement ring for my girlfriend of 10 years.

My financial situation:
I am a good candidate for this loan because I'm a responsible?person who pays his bills on time and has a good?job?history. The reason I'm asking for your help is because I can't get approved from any bank because my home modification is not completed. All the negative credit information has to due with my home and nothing to due with my other loans (car, student, etc) or credit cards.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$104.76

Auction yield range:	11.04% - 28.00%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	10y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	30	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,626	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-edifice929	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I AM That New Patio Room
Purpose of loan:
This loan will be used to to finance patio room addition enclosure.? This will increase the value of the home, inaddtiion to the increase in? property value as the economy improves.? There is no HELOC or second mortgages on the property.? We do not plan to sell the home, as this is now our retirement Home.
My financial situation:
I am a good candidate for this loan because I have employment stability and excess income to make monthly payment.
Monthly net income: $ 4542? and my elderly mother whom lives with me?has a Retirement and Social Security?Monthly Net income of $ 2250.??Additionally, my Fiance lives with me and helps with monthly expenses.??This is my third listing the first one I did not send all the requested documents in time and the secon one did not fully fund. I guess i requested too much.? So I have decided to go with the original loan request of $2500.? And, all documents have been sent now.? Also, I have included the only question received from the 2nd listing. Thank You.? I quess the 3rd time is the Charm.
Monthly expenses: $ 3950
??Housing: $ 1250
??Insurance: $ 250
??Car expenses: $ 450
??Utilities: $ 350
??Phone, cable, internet: $ 99
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?200
??Other expenses: $ 200
Q: What is the rush to make this improvement? Why not save money over time and then make the improvement? Thanks and best wishes.A: I initially requested only $2500, but Prosper offered $4500. We were going to use the rest to invest here on Prosper as an Investor. If the full $4500 doe not fund we will except the amount there after the Listing Ends. Additionally we have already been in the house for 8 years and just simply want to enjoy the Outdoors this Summer, while being indoors. Cost of the build out patioroom 12599 I am using savings 10000. And it is not good to use all savings & nothing left in Bank for rainyday. (Apr-12-2010)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	0y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	31	Occupation:	Analyst
Now delinquent:	2	Revolving credit balance:	$8,375	Stated income:	$25,000-$49,999
Amount delinquent:	$1,442	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tough-reward1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace Central A/C before summer
Purpose of loan:
This loan will be used to replace the central air conditioner in my home. The system went down last year and I really need to replace it before another hot Texas summer begins. A more energy efficient system will lower energy?usage and utility bills.

My financial situation:
I am a good candidate for this loan because? I always pay my debts and the savings I get from the more efficient system will cover the loan payments.

Monthly net income: $3000.00

Monthly expenses: $2400
??Housing: $800
??Insurance: $80
??Car expenses: $500
??Utilities: $300
??Phone, cable, internet: $75
??Food, entertainment: $125
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	13y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	51	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$2,342	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	24
Screen name:	important-currency5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for college summer classes
Purpose of loan:
This loan will be used to? I will be using this loan to fill in between my financial aid.

My financial situation:
? I have been employed with the same county?for thirteen years as a paramedic. I also work at Tawas Hospital as an ER Tech.

Monthly net income: $ between the two jobs I make around 65,000.00 per year. I work 2 full time jobs and go to school part time.

Monthly expenses: $
??Housing: $ 430
??Insurance: $ 110
??Car expenses: $ 354
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 75.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	14y 8m
Credit score:	740-759 (Mar-2010)	Total credit lines:	34	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$37,769	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TownsendOrg	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start small business
Purpose of loan:
This loan will be used as start up money for a new vending business.?

My financial situation:
I am a good candidate for this loan because? I have good credit, a steady job, and have never had a late payment.?I've been serving my country in the US Air Force for 15 years and would like to supplement my income by starting a vending business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	17%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	1y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	20	Occupation:	Computer Programmer
Now delinquent:	3	Revolving credit balance:	$2,256	Stated income:	$50,000-$74,999
Amount delinquent:	$11,716	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	FOREX	Borrower's state:	Texas	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	520-539 (Jan-2008) 560-579 (Nov-2007) 560-579 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Payoff high interest debts
Purpose of loan:
This loan will be used for consolidation some high interest debts

My financial situation:
?My new job which i have been for close to 2 years is 75 miles one way.? I have tried to find another IT job but you know how this economy is doing.? My wife is 7 months pregnant and i just can't see a way to pay off these credit cards and my 401K loan.? It will be easier to consolidate everything to manage my expenses.

Monthly net income: $ 3470

Monthly expenses: $?3380
??Auto / Gas?????????????? 315
? Electric?????????????????? 150
??Internet???????????????? ??119
? Cable\TV????????????? ?? 86
??Cell Phone????????????? 133
??401K????????????????????? 321
??Tan Resort?package?117
?? Water???????????????????? 20
? Mortgage???????????????? 1616
? Groceries???????????????? 250

Credit cards
HSBC Platinum????? 30
?? HSBC Orchard?????? 30
?? Salute card??????????? 16
?? Wal-mart??????????????? 15
?? First Premier????????? 27
?? Chase?????????????????????10
???Capital one?????????????25

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$217.03

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	5y 9m
Credit score:	740-759 (Apr-2010)	Total credit lines:	18	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$14,297	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	explosion87	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start-up Costs
Purpose of loan:
This loan will be used to start up a part-time backflow prevention device testing service. Backflow prevention devices?are used to protect the city potable water supply from contamination or pollution. Most modern commercial buildings, apartment complexes and even?on rare?occasions?private residences have them. Local municipalities?REQUIRE annual testing of backflow prevention assemblies and send out notices when testing needs to be completed. This loan will enable me to take a week long course?to take the test to become licensed. It will also enable me to purchase the necessary liability insurance, tools, business cards, post cards, etc.?

My financial situation:
I am a good candidate for this loan because because I have?full time employment to pay for it. Through my employment I?make daily?contact with property managers, businesses, construction companies, and facilities managers who are my target market with this business. Through these contacts I can?build this business fast.?I am also negotiating with an existing backflow testing business that is closing?to aquire their?customer base too.?Thanks for considering me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	0y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	49	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$4,508	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	QWIKPAYBACK4U	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High CC's

My financial situation:
No delinquencies, strong income, professional analyst, stable job -
College Grad, about to transition to the bio-tech field and increase my salary by approx. 5 - 7%
Due to dropping property values in SoCal, had to get out of my condo (BK) this has been discharged in 2006.
I rent now and have been at my same address for 4 years..
Debt to Income is low - I pay early and above minimum.
I am? in good health and have no children or other dependents.

Thanks for your consideration !

Monthly net income: $ $4800.00

Monthly expenses: $ 3300.00
Housing: $ 1600.00
Insurance: $ 125.00
Car expenses: $ 600.00
Utilities: $ 60.00
Phone, cable, internet: $ 150.00
Food, entertainment: $ 200.00
Clothing, household expenses $ 150.00
Credit cards and other loans: $ 350.00
Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$111.92

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	54%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 17	Length of status:	5y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,128	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-unconquerable-p2ploan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby girl is on the way : )
Purpose of loan:
This loan will be used to... get the room ready for my new born baby girl.? Any help will be greatly appreciated.

My financial situation:
I am a good candidate for this loan because?I have had no lates, collections, or other negative marks on my credit. I have no outstanding collections and everything on my credit report is current.

Monthly net income: $ 4300

Monthly expenses: $ 2100
? Housing: $800
? Insurance: $100
? Car expenses: $200
? Utilities: $100
? Phone, cable, internet: $100
? Food, entertainment: $300
? Clothing, household expenses $200
? Credit cards and other loans: $300
? Other expenses: $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2006	Debt/Income ratio:	8%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	2y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	15	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,612	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-radiant-trade	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to consolidate all my debts especially my credit card debts

My financial situation:
I am a good candidate for this loan because i am a responsible person with money?

Monthly net income: $ 4200

Monthly expenses: $ 2360
??Housing: $ 1000
??Insurance: $ 80
??Car expenses:$200
??Utilities: $ 150
??Phone, cable, internet: $80
??Food, entertainment: $?300
??Clothing, household expenses $200
??Credit cards and other loans: $ 400
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.43%	Starting borrower rate/APR:	7.43% / 7.77%	Starting monthly payment:	$139.83

Auction yield range:	3.04% - 6.43%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	12%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	0y 7m
Credit score:	800-819 (Apr-2010)	Total credit lines:	21	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,994	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	octupul	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	800-819 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
2nd Prosper Loan, Debt consl
Purpose of loan:
I am using this loan for some debt consolidation.? I have already paid off a big bulk with a previous prosper loan and figured it worked out well and I should do it again to pay off the last part.

My financial situation:
I have never missed a payment.? I have a good credit score with a good credit history.? I have worked in my current field full time for 9 years with no downtime between jobs.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	4y 0m
Credit score:	600-619 (Apr-2010)	Total credit lines:	12	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,324	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	165%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	jobear	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 90% )	600-619 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	3 ( 10% )	600-619 (Mar-2010) 600-619 (Feb-2010) 600-619 (Dec-2009) 640-659 (Sep-2007)
Principal balance:	$942.80	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Trying to get away from debt
Purpose of loan:
The purpose of my second loan is to lump my high interest credit card bills and personal loans into one payment.? Recently, a person from Capital One Visa actually obtained a family member's private cell phone number and after contacting them proceeded to give them confidential details about my account.? Furious with this company, I cut up the credit card immediately.? I owe $1600 on this account and I want to make these people go away.? I make my payments to my accounts trying to pay a little more than the minimum amount due, but they just don't seem to go down.? By borrowing through prosper, I would have one loan due out, and this would be paid off in three years.?

My financial situation:
This would be my second loan with Prosper.? My credit score is not the?greatest due to?my filing?bankruptcy in 2004, which was discharged.? This bankruptcy was the result of my closing a small coffee shop that I owned.? I've made a few bad financial decisions in the last couple of years and my credit has taken another beating.? On 3/4/2010 I received a promotion at the company that I have been with now for 4 years.? I have received a nice raise and have been re-assigned to a location much closer to home.?? ??

I have invited my friends to join as lenders only to find that Prosper is not excepting new lenders from the state of Ohio where I live.? Two of my friends quickly let me?? know that they were unable to join.? None the less, Prosper has helped me once and I hope can help me again.? I refuse to give up.

I appreciate the time you have taken to read my request and hope that even though I am listed as "high risk", you give my loan consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	38%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 14	Length of status:	3y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,236	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	NYCBlonde	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEVER LATE OR MISSED PAYMENT!
Purpose of loan:?Pay off every debt I have.?

I am a responsible single mother who got into credit card debt hell while traveling?for college auditions for my one & only amazing daughter and then relocating to?New York so she could pursue her dreams.? Every single debt is current &?I have never been late on a payment.??This loan would give me the fresh start I need & even some breathing room while I'm paying it back as I?figured it would lower my monthly payments by amount $500.? I know this doesn't count as income but my daughter does work part-time?&?to cover?most of her own expenses.? Just looking for someone to give me the opportunity to start over with my new life in New York.

Monthly net income: $ 3938.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 0
??Car expenses: $ 0 (don't need one in NYC)
??Utilities: $ included in my rent
??Phone, cable, internet: $ included in my rent
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1200.00 (of course this would be eliminated with the loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	58%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	1y 1m
Credit score:	760-779 (Apr-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,825	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	penny-entrepreneur2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replenish Account
Purpose of loan:
This loan will be used to? replenish my reserve account to allow me to continue to make money.

My financial situation:
I am a good candidate for this loan because?the money will be sitting in an account, able to pay back the loan at any time.

Here's a longer writeup I did when I was first considering using Prosper:
About the loan: I've always loved and been fascinated by finance, especially the large financial markets. I've followed them closely since I was a child. As an adult, I started checking my strategies against the market, first in paper markets, and then in real accounts. I learned that I did not care for speculating or day trading, as there was too much risk, and that I was not good at profit-taking. That being said, I rarely lost any money, and when I did, it usually was just the commission outweighing the profit, or the spread. Rather than discourage me, it drove me to experiment further.I did my research as well as talking to many people who had spend a great amount of time in the markets. I started focusing on those strategies which were conservative, yet yielded profits in a short period of time, thus allowing compounding. Mostly, this involved selling way out of the money calls and puts that were a ways from expiration, and exiting the position well before expiration, and simply pocketing the time decay. I also learned that indexes were much more predictable than individual stocks, while still being profitable. This was especially relevant to a news junkie like me. So I requested and received all the levels of trading available to a private individual. Then I took the money that I had set aside for the down payment on my first house and used that to fund the account. Trading went very well, and was profitable. Then, I bought the house. This was good, but now the money funding the trading account was tied up in the house. Now, for those who haven't used account like this, they operate a little differently than ones you may be used to. When I had my house down payment money in the account, it was never spent; it was just used to give me permission to make trades.A certain amount of money was needed in order for you to be allowed to trade, since they couldn't individually clear trades. So the money I barrow won't be spent, it will simply allow me to access the type of trades I need, which cost me nothing. In fact, when I make the trade, I actually receive the money first, and then pay back a portion of it, depending on when I exit the position. I feel this is a very low risk loan, however, I recognize that not everyone may agree with me, and I'm interested in seeing when the loan rate ends up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 1	Length of status:	10y 3m
Credit score:	760-779 (Apr-2010)	Total credit lines:	2	Occupation:	Homemaker
Now delinquent:	0	Revolving credit balance:	$371	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	alluring-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
renovated a new basement.
Purpose of loan:
This loan will be used to?For Home improvement.

My financial situation:
I am a good candidate for this loan because? I have managed my credit very well in the past. Most importantly, as you can see?from my credit score, ?I have never been late with any payments that I need to pay. Because?credibility to me?is?a very?important thing,? I believe its the fundamental of my life concept.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$157.79

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	1y 1m
Credit score:	800-819 (Apr-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$8,438	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bill-smasher	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with Cash crunch
Purpose of loan:
This loan will be used to? reduce debt between closings.

My company NNG LLC was established to acquire multifamily apartments and MFA notes, through creative use of various forms of funding.

Most of my business activity has been on finding funding for other investors of properties not suited for my acquisition. I have had no closings to date.
Current funding activities have been brisk however many of my clients have been unable to complete closing on their acquisition attempts.
Six attempts have proved fruitless with three more pending. I am confident I will benefit from closing fees on all my transactions, admittedly however that has not been the case so far. I am positive that current projects will close, allowing me to pay off this loan.

My financial situation:
I am a good candidate for this loan because?I have been successful at placing over $60MM in funding requests which is only and adjunct to my primary Note business. I expect success because I believe in the law of harvest. You reap in due season that which you sow. with more than seven thousand invested so far, I have built and continue to build a solid foundation for my business. I can acquire $10MM in multifamily apartment property for 1% cash to close(must prove founds).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$336.25

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	5y 10m
Credit score:	820-839 (Apr-2010)	Total credit lines:	21	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$9,197	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	just-integrity6	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card and home repair
Purpose of loan:
This loan will be used to pay off a credit card that just had a rate increase and repair the septic system at my home.

My financial situation:
I am a good candidate for this loan because I have a great credit rating and a solid employment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$763.86

Auction yield range:	8.04% - 8.06%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2004	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	2y 2m
Credit score:	760-779 (Apr-2010)	Total credit lines:	14	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$2,099	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	brightest-supreme-wealth	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fund My Dream....
Purpose of loan:
This loan will be used to help me realize my dream of purchasing my first investment property. I will use this loan to purchase and renovate a foreclosed home in metro Atlanta.

For months, I have avidly searched for a property within my price range and today I found the perfect property. I'm a huge fan of micro-lending and I wanted to see if the people of prosper will allow me to fund my dream.

My financial situation:
I am a good candidate for this loan because I take minimal risks and carefully analyze all decisions before I make them. I do not have a high debt-to-income ratio. I have a full-time job and I also do freelance consulting. Therefore, I feel that by having two income streams I could repay that amount that I borrowed well within the 3 year repayment time frame even if my real estate venture is not successful. I also have a considerable amount of monthly disposable income, so that I feel that I can easily fulfill my month debt repayment obligations.

**Please note:The 4 delinquencies on my credit report are related to a recent gym membership that I canceled. I did my due diligence and submitted the necessary documentation to cancel the family gym membership that I had, however the gym that's based in Norwalk, CA claimed that they never received my cancellation notice nor the required documentation. After rounds of emails, phone calls, and letters the gym persisted in charging my debit card. Therefore, I canceled my debit card and submitted a letter to them explaining why I refused to pay. The gym then reported my lack of payment to credit reporting agencies. I disputed the charges and a few weeks ago I received notice that they wrote of the alleged "debt". I am still disputing the delinquency claim, because I believe that I fulfilled my contractual obligations and submitted the necessary paperwork. At 24, I must say that I learned a VALUABLE lesson from this -- join the Y or do a month-to-month no-contract gym membership. LOL
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.72%	Starting monthly payment:	$47.97

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	13y 6m
Credit score:	740-759 (Apr-2010)	Total credit lines:	24	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	creative-affluence0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
extra to pay off personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	139%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	4y 8m
Credit score:	740-759 (Apr-2010)	Total credit lines:	29	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$29,131	Stated income:	$1-$24,999
Amount delinquent:	$944	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mindful-rupee4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for NP Retail Store
Purpose of loan:
This loan will be used to secure a larger location, purchase a computer system and?increase inventory in our Non Profit Variety Store.? The proceeds from the store go to help families with traveling expenses as they seek medical treatment for their sick child.? Since opening we have outgrown our current location.

My financial situation:
I am a good candidate for this loan because I have ALWAYS paid my bills on time and will do the same with this loan.? Also, by making this loan you are not only assisting myself, but enabling us to assist more families while providing our community with a quality discounted place to shop and stretch their dollars.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$271.29

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	23%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 14	Length of status:	1y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	40	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$8,107	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benjamins-oyster	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to consolidate credit card debt so I only have to pay one loan as opposed to 5 different cards,

My financial situation:
I am a good candidate for this loan because I have enough income to pay off the loan in a timely manner.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 70
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 35
??Food, entertainment: $ 0
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.04%	Starting borrower rate/APR:	15.04% / 18.71%	Starting monthly payment:	$34.68

Auction yield range:	14.04% - 14.04%	Estimated loss impact:	15.30%
Lender servicing fee:	1.00%	Estimated return:	-1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	4y 5m
Credit score:	620-639 (Apr-2010)	Total credit lines:	29	Occupation:	Nurse's Aide
Now delinquent:	2	Revolving credit balance:	$2,368	Stated income:	$25,000-$49,999
Amount delinquent:	$4,265	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	2baibeeicca	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-559 (May-2008) 520-539 (Apr-2008) 540-559 (Mar-2008) 540-559 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Please Help Me Become a Nurse
Thank you for taking the time to look at my proposal.

$1000 to help start off my registered nursing career by paying for the nursing fee and test helping classes for the NCLEX (the nursing test in order to become an RN).

Q: What do you do and how long have you been there?
I have been employed with my current employer for 4 1/2 years as a nurse assistant. After I pass the NCLEX, I will be working at my current job as a registered nurse so there is a job lined up for me.

Q: Any other things we should know about your situation?
I will be graduating from nursing school in June. I will be using these funds to help pay for the nursing fee (license) and help me take the NCLEX test (Kaplan course) which is very expensive.

Q: Why do you have delinquencies?
All the delinquencies that are on my credit report is from medical bills. I was not able to pay for at the time so they went to collections.

Additional Information:
I recently paid off all my credit card debt and the only debt I have (besides my delinquencies), if granted, would be this prosper loan and student loans.
And this would be my second time loaning with prosper and I have never became delinquent with my prosper loan. Please bid for me for my good faith.

Please help me finishing my nursing process. Thank you

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$309.39

Auction yield range:	8.04% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	19y 0m
Credit score:	780-799 (Apr-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	benefit-nexus4	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy back military time for retireme
Purpose of loan:
This loan will be used to? Buy back my time when I was in the Military.? My time in the Military counts towards my retirement time with the Post Office.? By buying back my time I retire with more than thirty one (31) years of service.? If I don't by it back I only retire with twenty years (20) of service, which means a large difference in my monthly retirement pay.

My financial situation:
I am a good candidate for this loan because? I have well over seventy five thousand ($75,000.00) in my Thrift Savings Plan.? This I can withdraw in full once I retire.? This I will use to pay you back in full.? My retirement is set for Nov 01, 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	14.04% - 29.00%	Estimated loss impact:	15.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	91%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	17y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$24,810	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-friendship	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MILITARY DEBT CONSOLIDATION
Purpose of loan:
This loan will be used?to pay off and close a large portion of my revolving debts.? ??

My financial situation:
Excellent.? Strong credit history of making payments.??Active Duty?Air Force Senior Master Sergeant/E-8?with 17yrs of service.? Spouse Active Duty Air Force Chief Master?Sergeant/E-9 with?27 years of service.? I am a highly decorated/Bronze Star Reciepient with multiple tours in support of?Operations Iraqi/Enduring Freedom.? I am?GUARANTEED to make the payments in full and on time until the loan is paid off.????????

Monthly net income: $ 5700.? Spouse also?active duty military makes $7100 a month.??We also recieve $1,600 a month for my home that is now a rental property in Florida.??I AM FULLY CAPABLE of paying?back in full a?5,000 debt consolidation loan regardless of the HR marking on my ad.? ?

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 80
??Car expenses: $?600
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$282.44

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	3y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	38	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$7,488	Stated income:	$50,000-$74,999
Amount delinquent:	$60	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	studious-basis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the credit cards
Purpose of loan: This loan will be used to consolidate two credit card balances. I am making regular payments now, but will be in debt for a decade with the interest rates I am being charged. Once I pay off these balances I?d like to quickly pay down my loan and start saving for a home. I never want to carry a balance on a credit card again!
My financial situation: I am a good candidate for this loan because I have secure employment and consistently make timely payments on my loans. I have student loans that are set at a reduced interest rate because I have made every payment on time. I respect the risk extended by those who bid on my loan. Please help me get out from under the high interest debt monster! I have forsaken foolish spending and am ready to get out of debt and become a saver.
Monthly net income: $ 4000.00
Monthly expenses: $ 3073.53
Housing: $ 750
Insurance: $ 180.53
Car expenses: $700 until May 2010. Beginning June 2010 my car will be paid off and expenses will drop to $150 monthly.
Credit Cards & Student Loans: $1203.50
Food: $250
Electricity and Internet: $90
Clothing, Toiletries, Misc.: $100
Medical and Dental: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2008	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	3	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$220	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	credit-starter	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	1y 0m
Credit score:	720-739 (Apr-2010)	Total credit lines:	32	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$2,059	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	indomitable-note5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment/Advertising for Business
Purpose of loan:
This loan will be used to?

Advertisement for my Lawn and Landscaping business.? I currently have?12 accounts and am continuing to expand.? I also need to purchase a trailer for my lawn equipment.? The remainder I plan to save for future expenses that may be required.

My financial situation:
I am a good candidate for this loan because?

I have an accounting degree from a respectable university.? Currently am sitting for the CPA exam and intend to complete within the next 4-6 months.? Once completed I would like to continue my graduate degree earning a masters in taxation from a top ranked business program.? My goal is to expand my lawn and landscaping business for summer and fall months and after my graduate degree is completed begin my own tax service/ financial consulting business.? I intend to earn my graduate degree by fall of 2012 if not sooner.

I have a high credit score ranking and have always made payments in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	0y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	9	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$401	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trade-dynamo	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mustang Project
Purpose of loan:
This loan will be used for. . .
What I like to call the Mustang Project.? My Son and my Husband both have their souls embodied in their cars.? This would be a dream team project and investing in their?Mustangs is one thing I would love to do as a Graduation gift for the two most important men in my life.? My son will be off to college this fall, and this is something they will?treasure for a lifetime.? Brenspeed.com will be providing all the parts on their wishlist at a tremendous Deal and I hope to be able to take advantage of it.?

My financial situation:
I am a good candidate for this loan because?
I have excellent installment loan payment history.? I have a great job, never missed a day of work in over 3 years.?

Monthly net income: $ 2400.000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?65.00
??Car expenses: $467.00
??Utilities: $?50.00??Phone, cable, internet: $?140.00
??Food, entertainment: $ 100
??Clothing, household expenses $?75
??Credit cards and other loans: $?90.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	32%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	1y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	12	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$180	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	admirable-treasure4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and school fund
Purpose of loan:
This loan will be used to help me and my fiancee pay for our wedding as well as place our children in daycare.

My financial situation:
I am a good candidate for this loan because I will pay back every cent that is given to me.? I believe in giving people opportunities, giving a helping hand and for anyone who helps me I will not let them down. I am a very reliable person who needs assistance and I promise to satisfy my debt.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ Fiancee ?
??Insurance: $ Fiancee
??Car expenses: $ Fiancee ????
??Utilities: $ Fiancee
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $40
??Credit cards and other loans: $ 30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1978	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 5m
Credit score:	780-799 (Apr-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$7,600	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-kayak6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Medical Bills
Purpose of loan:
In December,?I suffered from an?appendicitis and had emergency surgery.? While I was covered by my health insurance, there?is a balance remaining.?

My financial situation:
I am a good candidate for this loan because I always pay all of my bills and plan to pay this off before 3yrs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	8y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,098	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	smart-listing9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying them off, once and for all!
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I am a hardworking person who is a lot smarter about finances now than I was when I got most of my cards years ago. I work full time and I am devoted to wiping out the balances on these high interest cards. I am looking forward to a fresh start as an INFORMED credit card holder, and helping others become the same.

I am an hotel auditor earning $35.000 annually, and I have taken many steps to reduce my monthly expenses including cancelling my cable account, gym membership. Wiping out debt and returning your investment is my highest priority.

Monthly net income: $ 2,916

Monthly expenses: $
??Housing: $ 590
??Insurance: $? 141
??Car expenses: $ 178
??Utilities: $ 30
??Phone, cable, internet: $ 75
??Food, entertainment: $ 75
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	47%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	10 / 7	Length of status:	1y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	34	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$11,291
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	1grandpaw5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$2,758.14	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
pay off some bills
Purpose of loan:
This loan will be used to??Pay off previous loan, and a few others.????

My financial situation:
I am a good candidate for this loan because? I'm trust worthy.????
Monthly net income: $ 39083.00

Monthly expenses: $
??Housing: $ 1410
??Insurance: $ 78
??Car expenses: $ 50
??Utilities: $?150??Phone, cable, internet: $?120
??Clothing, household expenses $
??Credit cards and other loans:?$ 744
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	19	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	15y 4m
Credit score:	760-779 (Apr-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$29,310	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	asset-empire7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOME FIX
Purpose of loan:
This loan will be used to? Do a complete restoration of my pool at my main residence.

My financial situation:
I am a good candidate for this loan because? I have excellent credit history, not a lot of debt, and have more than sufficient income to re-pay
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 8	Length of status:	7y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	38	Occupation:	Landscaping
Now delinquent:	1	Revolving credit balance:	$42,276	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	blue-diversification-castanets	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to? pay off a credit debt, help my family get back ahead after newborn child.
My financial situation:
I am a good candidate for this loan because?
i have a good, secure job that is starting to grow again and should be back to same pay as I was making 2 years agao by end of summer, I took a hard hit when the economy turned and had a child top of that that drained me financially but am on the rebond.
Monthly net income: $ 6,800.00

Monthly expenses: $
??Housing: $ 1369.00
??Insurance: $ 250.00
??Car expenses: $866.00
??Utilities: $ 380.00
??Phone, cable, internet: $ 69.00
??Food, entertainment: $400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 680.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	0y 8m
Credit score:	780-799 (Apr-2010)	Total credit lines:	43	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$23,214	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dingy03	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit card loans
Purpose of loan:
This loan will be used to consolidate credit card loans.

My financial situation:
I am a good candidate for this loan because I have never failed in any of the payments in my life. I just want to consolidate my credit card loans and cancel some of my credit cards. I have always had permanent job and will never have problem in making payments. I have enough emergency fund to pay this loan if needed.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.53%	Starting borrower rate/APR:	11.53% / 13.66%	Starting monthly payment:	$57.73

Auction yield range:	4.04% - 10.53%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	2y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	22	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$4,021	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	gain-candy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Staying in the Game
Purpose of loan:
This loan will be used to fund upgraded equipment allowing me to perform on higher levels of expectations.

My financial situation:
I am a good candidate for this loan because I am a hard worker working towards?a sucessful business, one that will have strong?morals and principals.I have watched my buisness slowly grow and with the right equipment should become?more profitable.?

Monthly net income: $ 2400

I do own my house as I remodel Im living in a rental townhouse, my low score must be from my pre-divorce days. Since my divorce in 2004, I have not had any negative marks, and pride myself in maintaining my credit.I am seeking a loan for upgrading equipment to be at the upper level of Competitiveness. I choose to use prosper as a different approach to a loan, I have open credit lines but am tired of the?big corporations. I am a small business operator?wanting to keep my money with smaller investors.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$154.84

Auction yield range:	8.04% - 22.00%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	3y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	39	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$18,620	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	courageous-benjamins8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my Citibank credit card.

My financial situation:
In January, Citibank raised my interest rate from 3.99% to 29.99% because of my debt utilization.? This credit card is my oldest account and has the highest credit limit so I was afraid to close the account because it would hurt my score even more.? Therefore, I need a loan to pay it down so Citibank doesn't make tons of money off of me.

I am an excellent candidate for this loan because I always pay my bills on time. I do not have any negative comments on my credit report because I focus on paying my debts before anything else.? I do own a house but the co-owner and two renters currently occupy it.? I live at home with my parents to minimize expenses and get my debt paid off.? I work as an actuary for a small benefits firm and have been there for almost 4 years with a steady, full time income.

Monthly net income: $ 3,000

Monthly expenses: $ On average my monthly expenses include:
Gas to and from work: $100
Cell Phone: $100
Credit Cards: $700
Food/Misc: $100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$144.77

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	1y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	20	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$3,848
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dsimm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 87% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	4 ( 13% )	600-619 (Aug-2007)
Principal balance:	$822.34	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
to pay of current with you and IRS
Purpose of loan:To pay current loan with you,?and Irs.
(explain what you will be using this loan for)

My financial situation:? Is good.??I own IRS because I got money from my 457 to buy my home and that put me into a higher tax bracket.? And I am paying all of my bills on time.?
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 5321

Monthly expenses: $
??Housing: $ 1460
??Insurance: $ 120
??Car expenses: $ 333.00 to AIG
??Utilities: $ 150.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ I help my son with about 200 a mo.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	2y 9m
Credit score:	780-799 (Apr-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,278	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-confidant6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private loan that was used for home improvements.

My financial situation:
I am a good candidate for this loan because I will make my payments on time a possibly be able to pay the loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$204.40

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	8%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	5y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$7,257	Stated income:	$100,000+
Amount delinquent:	$82	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	integrity-bear	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing Water Heater
Purpose of loan:
This loan will be used to replace a 15 year old tank water heater at my home. We just got done completely remodeling our kitchen with money my wife and I had been saving up and we come to find out from our plumber that we need to replace the water heater because it is a risk of the bottom rusting out and dumping water into our home. Unfortunately the kitchen tapped our free monies.

My financial situation:
I have been steadily working for in IT for 15 years. I currently hold a key senior management position in a fortune 50 company. Any other info can be provided upon request. This loan is really about getting the water heater replaced on my terms instead of after it breaks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.90%	Starting borrower rate/APR:	10.90% / 13.02%	Starting monthly payment:	$114.42

Auction yield range:	8.04% - 9.90%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	3.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	30%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 14	Length of status:	12y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	31	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$165,348	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loot-fields7	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bill Payoff
Purpose of loan:
This loan will be used to pay off some medical bills that were accrued when my wifes HR dept. failed to add my children to insurance as instructed.

My financial situation:
I am a good candidate for this loan because I have had the same steady job for over?12 years.??I haven't to date EVER defaulted on any loan, and don't intend to.?

Monthly net income: $ 4500-5600

Monthly expenses: $
??Housing: $ 765
??Insurance: $ 300
??Car expenses: $ 530
??Utilities: $?300
??Phone, cable, internet: $200
??Food, entertainment: $ 300
??Credit cards and other loans: $?400
??Other expenses: $ 200
? Clothing House Hold expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1983	Debt/Income ratio:	46%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 13	Length of status:	3y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$18,391	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsibility-zeus	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to consolidate all of my?credit cards

My financial situation:
I am a good candidate for this loan because?I pay my bills on time.? I have never been late on any payment ever.? I am a single lady & have a strong work ethic.

Monthly net income: $2100

Monthly expenses: $
??Housing: $450?
??Insurance: $
??Car expenses: $?130
??Utilities: $150
??Phone, cable, internet: $ 75
??Food, entertainment: $120
??Clothing, household expenses $75?
??Credit cards and other loans: $400 - these are the credit cards I would like to consolidate?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	2y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	36	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,530	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exponential-loan2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and relocation
Purpose of loan:
This loan will be used to pay off the remaining balance of my auto loan after selling my car.? It will assist in relocation expenses not included in my relocation package for my promotion/transfer to another campus outside the US for a period of time.? The remaining funds will be used to consolidate my debt.

My financial situation:
I am a good candidate for this loan because of my promotion and relocation to another country that will allow me to focus my earnings on saving and paying off debt.

Monthly net income: $ 4855 (approximate new income - current is $3958)

Monthly expenses: $ 2500 (approximate)
??Housing: $ 1200 (approximate new location)
??Insurance: $ 0 (no auto needed in new? location)
??Car expenses: $ 0 (no auto needed in new location)
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$148.70

Auction yield range:	4.04% - 15.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	2y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	12	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$10,356	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	1/ 3	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	red-benefit-temple	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Rock Solid
Purpose of loan:
This loan will be used to make life easier until my next buyout check

My financial situation:
I am a good candidate for this loan because I did one last year and paid it back early.? I will do the same again this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	2y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$53	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	Cu2dtop	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand Distribution Box Business
Purpose of loan:
This loan will be used to? purchase a used 14 ft Isuzu NPR Box Delivery Truck for my 3 year distribution?box?business. I started with a 93 ford?small cargo van delivering??boxes and packing supplies from my 1 car?garage. Now, I have?a warehouse and 15 additional outlets location that?sell my boxes and packing suppliese boxes.?This truck with help in expansion with deliveries. Likewise, the truck will bring in extra income to the business?from advertising our logo and business?on the?truck.??With your help I can take my company to the next level in 2010. We have been featured locally on Fox and CBS news. Interviewed in several local papers.?Three years in business. Need your help to expand.

My financial situation:
I am a good candidate for this loan because? I am a trust worthy?driven motivated person to be successful in life. I have put my heart and soul in this business and its growing.?I AM FULLY CAPABLE of paying?back in full a 5500?loan regardless of the HR marking on my ad.??Please view my credit score is 700-719.??

I have a part time job on the weekend besides working?this business full time.

Busniess Monthly?Sales: $ 4000?????????????????????????? Household Yearly Income w/Spouse: $54K 2009 Taxes

Monthly expenses: $?1931
??Housing: $ 776
???Utilities: $ 35
??Phone internet: $120
Advertising:500
Gas expense:500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	11y 8m
Credit score:	600-619 (Apr-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,017	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	marine-mom	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,750.00	< mo. late:	0 ( 0% )	680-699 (Sep-2009) 640-659 (Jul-2008)
Principal balance:	$2,626.54	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Bring our Marine Home In Styleto
Purpose of loan:
This loan will be used to Pay to gp see our Marine Son come home from war . It will be very expensive to drive and pay for lodging pleas help.

My financial situation:
I am a good candidate for this loan because I have paid down most of my other bills and would rather barrow money this way instead of a credit card.
My Husband is due a raise and bonus? so I should be able to pay this back early.

Monthly net income: $ 4500.00

Monthly expenses: $ 3900
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 11	Length of status:	2y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$13,284	Stated income:	$50,000-$74,999
Amount delinquent:	$5	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	22
Screen name:	wise-bonus-poem	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting it all together
Purpose of loan:
This loan will be used to?conslidate my few outstanding debts and property taxes on my home.???

My financial situation:
I am a good candidate for this loan because overall I have everything together.? My husband lost his job very unexpectedly and it has thrown everything into a bit of whirlwind.? I make good money, but on a commission?bases.? I was not?prepared to handle everything at once.? I have gotten everything back in line but need to consolidate, but my commission only status makes it difficult to meet multiple?due dates.? I need to be able to plan for one lump payment.?

Monthly net income: $ @ 5,000

Monthly expenses: $?3672.00
??Housing: $?2350.
??Insurance: $ 187.00
??Car expenses: $
??Utilities: $ 325.
??Phone, cable, internet: $110.
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	4y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	flashman42	Borrower's state:	Ohio	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a better life
Purpose of loan:
This loan will be used to? Establish a credit history for myself. My wife and I have moved together in reclaiming control of our financial health. After years of repairing my credit, I found that if you do not have a credit card or loan you have no history. This loan would help me purchase technology for my company and provide me with a good start toward building a solid credit history.

My financial situation:
I am a good candidate for this loan because? We have the revenue to pay the loan off quickly. We have a Prosper loan with 2 payments left in my wife's name. We have never missed or have been late. Having one in my name helps me and is paid with the same revenue as we have used on the first Prosper loan and provides equipment my business needs with the additional clients. I believe in the people of prosper and ask for your help. Thank You!

Monthly net income: $ 4500.00

Monthly expenses: $ 3843.00
??Housing: $ 1089.00
??Insurance: $ 54.00
??Car expenses: $ 400.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 1300.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.17%	Starting borrower rate/APR:	11.17% / 13.45%	Starting monthly payment:	$50.87

Auction yield range:	4.04% - 10.17%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	6y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$207	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	AnGeL_LoVeR	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (Jul-2009) 720-739 (Jun-2008) 700-719 (Feb-2008) 700-719 (Nov-2007)
Principal balance:	$3,346.11	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Career advance, need new clothes
About Me
Fist of all I would like to say that this would be my?fourth loan through prosper, I am?up-to-date on my payments on my current loan and I?have paid?both?previous loans off early and completely.?

I am currently employed Full Time at a Laboratory located in Spokane, WA. I have been employed?with this company for over?6 years.?I have appected a new position?(beginning in three weeks) for Providence Health and Services (affiliate of my current employer) and I have a little shopping I need?to do. This position is an advancement within the company and the dress code is now professional/formal. This means that I will no longer be able to wear jeans and comfortable attire to work I currently wear. I will have to go out and do a bit of shopping to vamp up my wardrobe. I am also wanting to replace my laptop that was stolen from my home when I was robbed.

I am an honest person and pay my bills on time monthly :)

I do live with my fianc? who is employed with Providence Health and Services as well, although, I am?only using my income stats.?

Monthly income:$2,300 (Using only my income)?
Housing: $ 693 (includes mortgage, tax?and home owners insurance)??
Insurance: $?60 (auto)??
Car expenses: $ 70 (gas and misc. /no car payment)??
Utilities: $?155 (comfort level billing)??
Phone, cable, internet: $?120?
Food, entertainment: $? 200??
Clothing, household expenses $ 150?
Credit / Personal Loans / Health: $?300?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 14	Length of status:	0y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	38	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$15,151	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	network2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adding a Room for growing family
Purpose of loan:
This loan will be used to?
I just got married and need an additional room built to the house for kids room and remodeling
My financial situation:
I am a good candidate for this loan because?
I have a good income and pay my bills on time.? I have a few blemishes on my credit report but have been a responsible consumer over the last few years.
I'm also an investor on Prosper.
Monthly net income: $
7600
Monthly expenses: $
??Housing: $?2700
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	9y 9m
Credit score:	740-759 (Apr-2010)	Total credit lines:	52	Occupation:	Administrative Assi...
Now delinquent:	2	Revolving credit balance:	$2,389	Stated income:	$75,000-$99,999
Amount delinquent:	$57,181	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	velocity-sycamore3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some debt and auto repairs
Purpose of loan:
This loan will be used to? pay off some of my credit cards and get much needed auto repairs

My financial situation:
I am a good candidate for this loan because? I am newly divorced and struggling to get out of debt. I have 2 negatives on my report (that I just reviewed).? 1) My ex currently resides in the home we shared which is 180 days past due in payments because he was sent back?and forth regarding a loan modification program with the lender.? The home was just approved for the modification program.? 2) I?signed up with?Debt Consolidation Company in April 2009 and have been consistent in making my monthly payments, but one of the creditors is showing as a "charge-off" on my report.? I'd use this loan to pay off some of my smaller creditors then get some much needed repairs to my car done.? I'd greatly appreciate a 5 year term instead of a 3 year term to pay the requested loan off though.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$108.52

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	5y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,950	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	parkerpc	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-559 (Jun-2008)
Principal balance:	$544.35	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
New Business
Purpose of loan:
This loan will be used to? Produce another stage play production for my new business?If and when it is successful it will be no problem to pay off this loan. even if not successful I have enough cleared income in order to pay this loan back. I have a 702 credit score as of (4-14-2010)

My financial situation:
I am a good candidate for this loan because? I have had previous loans and I have paid them all back plus I have limited amount of bills to pay in preparation of getting this business off the ground. Plus prosper has me as an HR from 2007 my credit score which I checked today (4-14-2010)?is 702 and I thought since I?have gotten a previous loan from prosper and paid it back that I could get another they draft the amount out of?checking account for the payments and thats fine which I would continue to do for this loan. I feel good about my stage play last time it almost sold out and now I'm even better than before. Support Small Businesses

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 200.00
??Insurance: $ 165
??Car expenses: $180
??Utilities: $ 0
??Phone, cable, internet: $100
??Food, entertainment: $ 150.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 100.00 (Gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	30.50%	Starting borrower rate/APR:	31.50% / 33.90%	Starting monthly payment:	$216.39

Auction yield range:	8.04% - 30.50%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	21.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	0y 5m
Credit score:	760-779 (Mar-2010)	Total credit lines:	12	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$642
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gaucho211	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Waste Removal Company
I plan on using this loan to purchase an additional work truck for my junk removal company (similar to "Got Junk").??For the past few months I have been doing jobs which I advertised on craigslist, Santa Barbara newspapers, college campuses, etc..? Lately, I have been receiving many more job requests that I can take on.? Now my plan is to register my business as a legitimate company, purchase an additional truck and hire 3-5 employees.? There is a large demand in Santa Barbara for the service I provide, so I believe that my company ("Just Dump It") can achieve great success.?

I am a good candidate for this loan for several reasons. First off, I graduated from the University of California, Santa Barbara with a BA in business economics.(Forbes ranked UCSB as being the 14th best public university in the United States for "getting rich," as judged by its students' median salaries upon graduation). I excelled in all of my upper division economics classes, averaging a 3.10 GPA (I have my transcript available to prove it).? In addition, I am very responsible when it comes to managing money and paying off debts. I am a realistic person and I am aware of the fact that not every business is successful, so even if my waste removal company does not reach the level of success I hoped for I still have the means to pay off the debt.

How I can repay the loan:

1.)????? I already make enough money to make the monthly payments required to repay this loan.? Even after I register the company and start paying taxes, I will be expanding the business and revenues will be increasing (see 2 below) .

2.)????? I have been receiving many more job requests than I have been able to take on.? Once I have an additional truck, I can send a second team of employees to these jobs.? By expanding in such a fashion,?revenues should increase by a large amount.

3.)???? If my company is not successful, I will sell both of my work trucks (one of them will have been purchased with this loan).? That being said, with all the job requests I have been receiving, I don't see why my company wouldn't be successful.

4.)???? I have a degree from a reputable college, so finding another source of income will not be a problem is my company fails.

4.)??? ******Another? factor that drastically increases my ability to repay the loan is the fact that I am going to be receiving a settlement as a result of some injuries I sustained in a car accident on March 14th (the other party was 100% at fault). Soon after the accident I hired a personal injury attorney and began undergoing medical treatment. My attorney said that I will receive the settlement after treatment is complete, which will be in 10-12 weeks. ******

Thank you for checking out my listing and please don't hesitate to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	48%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 4	Length of status:	0y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	32	Occupation:	Accountant/CPA
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$506	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	Scorpio1970	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008) 600-619 (Mar-2008) 640-659 (Sep-2007)
Principal balance:	$2,755.69	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
740 Credit Score - Guaranteed Rate
If funded this loan will be used to purchase a new vehicle.? I am currently driving 70 miles round trip to work and my current vehicle has over 170,000 miles.? This will be my first major purchase since filing bankruptcy in 2007.

I really don't understand why I am considered high risk since my last loan was a "C" rating.? All my information is basically the same except for my wages.? I have been in manufacturing for the past ten years and decided to leave manufacturing for property management.? I also don't understand why I am still showing 3 accounts delinquent as they were included in the bankruptcy.?

I am a good candidate for this loan for several reasons.? First I have no debt except for my prosper loan.? Second I have had two prosper loans making over 50 payments without being late once.? Third I have managed to improve my credit score by more than 60 points thanks to prosper lenders.? Prosper is the only way for me.

Net Income:?? $2074 + $1800 from my husband - Total $3874

Expenses:
House - 731.50
Taxes & House Insurance - 150.00
Car Insurance - 147.00
Utilities - 250.00
Cell Phone - 95.00
Phone, Cable & Internet - 150.00
Daycare - 300.00
Food & Misc Expenses - 500.00
Prosper Loan - 212.26

Total - 2531.50

I have plenty of extra income to pay this loan plus still put some in savings.? I am offering a guaranteed rate and this is a win win situation.? I will not give up on Prosper lenders and I hope you decide to bid on me.? Any concerns or questions please ask.? Thanks for looking and bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$114.88

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	7%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	1y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	36	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$244	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	established-commerce8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to? debt consolidation

My financial situation:
I am a good candidate for this loan because? i want to consolidate some bills to have 1 payment.

Monthly net income: $ 14000.00

Monthly expenses: $
??Housing: $ 337.00
??Insurance: $
??Car expenses: $
??Utilities: $ 50.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$89.60

Auction yield range:	17.04% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	0y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	14	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$1,104	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	satellite2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Car Problem
Purpose of loan:
This loan will be used to?pay to get my car used car I just bought 4 months ago fixed. Its a lemon, the dealer failed to mention that it needed alot of work.

My financial situation:
I am a good candidate for this loan because?I am graduating senior who needs her car to get from work to school to home.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	13y 2m
Credit score:	680-699 (Apr-2010)	Total credit lines:	29	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$222,489	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	innocent-exchange1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up costs for my CPA firm
Purpose of loan:
This loan will be used to?
start my own CPA firm as I am a licensed CPA.
My financial situation:
I am a good candidate for this loan because?
I'm a CPA and am temporarily furloughed until June 30, 2010
Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 600
??Clothing, household expenses $?100??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	43%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 6	Length of status:	11y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$316	Stated income:	$25,000-$49,999
Amount delinquent:	$216	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	NEWMUSICJBD2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $100
??Car expenses: $ 400
??Utilities: $200
??Phone, cable, internet: $75
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$194.51

Auction yield range:	4.04% - 34.00%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	31.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	3y 2m
Credit score:	720-739 (Apr-2010)	Total credit lines:	13	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$2,088	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Capit0l	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Build History on Prosper
Purpose of loan:
This loan will be invested back into prosper purchasing High interest ( 20-30%)?172 notes @$25
I have invested already $6000+ on prosper since Nov 2009. with only 3?defaults of $25 so far. from 198 notes
http://www.ericscc.com/lenders/Capit0l

My financial situation:
I work as?a Surgical RN at a?large hospital in Jacksonville?my job iand income is secure. I have very little monthly?expenses and a good amount in savings and investment accounts.

Monthly Income?- $4000-$4500
Monthly Expenses- $1500-$1800

I have very little debt and have enough in my saving to pay off all my debts fully . The only reason i keep the debts is to build payment history on my credit profile
AUTO loan- $435@7.25%- ( BAL -$9375).
Sallie Mae - $52@6.5% - (BAL- $970)
Lumber Liquidators- $100@0.0% ( BAL $2088)

I own my home outright. Bought it in 2009 with cash . It was a bank owned property and they accepted a lower cash offer and saved me from paying closing cost

This is a safe very low/No risk loan . . I will keep this loan for a minimum? term of 12 months so lenders can earn a good return . Will keep it longer if the rate gets bid down to 7-8%

This loan will help me do two things .Build history as a borrower on prosper at the same time help me earn a good return by investing in other loans on prosper.

Thank you for looking/Bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	1y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$8,997	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	persistent-bonus4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Took Paycut at work/Pay off Credit
Purpose of loan:
I am a?director for customer service for a company that sells dietary supplements. I was making $1500 gross weekly from April 2009 until?January 2010. Because of cutbacks and losses, the company downsized and cutback pay for all managers and directors to keep the company afloat. I was advised by July that my pay will be back to normal, but?since January, my salary has dropped to?$500 a week, gross. ?My landlord raised my rent at the beginning of the year from $700 to $850, due to financial restaints on his end. My dog has been sick, and the second job I found does not give me more than 12 hours a week.

My financial situation:
I am a good candidate for this loan because I have worked at the same job for a year and have very high job stability within this company. Although my pay has dropped down, it is due to increase by the summertime. In a time where the economy is tough, job stability is the number one asset.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $?850
??Insurance: $?100
??Car expenses: $?150
??Utilities: $ include rent
??Phone, cable, internet: $ include rent
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $?300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	6y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	40	Occupation:	Realtor
Now delinquent:	1	Revolving credit balance:	$75,461	Stated income:	$75,000-$99,999
Amount delinquent:	$525	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diversification-boomarang	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Expand My Business?
Purpose of loan:
This loan will be utilized for my small business expansion into a retail location.? My business will focus primarily on promotion and sales of?art in all media forms.? Only artists from Georgia will be featured within the gallery.? The business will also?include a retail sales aspect with products made in Georgia.? The business will be affliated with the "Georgia Made Georgia Grown" network created by the GA Dept of Economic Development and ExploreGA.org.? I anticipate our retail?gift baskets?being a top seller and will compete directly with florists and edible gift companies.?All of our art pieces?and our retail items will be offered available for sale on our "user friendly" website which will also feed into an internationally recognized art sales network online.? My professional background specializes in sales and marketing.? I am capable of making this business a successful venture and just need some additional financing to fund my expansion in our new retail location.? Any questions are welcome.... I would LOVE the opportunity to tell you why helping me expand my business would be a good thing.? Thank you for your time and consideration!

My financial situation:
I am a good candidate for this loan because I have never defaulted on any loan or debt and have always made timely payments.? I have extremely strong work ethic and am a loyal individual.? My monthly net income is $6,800 for my consulting work and I do have the ability to pay my household?bills. I have worked in real estate since 2004 and when the market started to crumble... I continued to push forward optimistically believing that things would turn around and therefore I should continue to invest myself into business and my clients.? Unfortunately for my financial situation, the market has yet to return to what it was in 2006 which has left me with alot of revolving debt (of which the majority has been invested into my business or my clients.)? I am committed to repay any and all debts that currently exist and I believe that this new business expansion can be the fresh start and inspiration that I need to move forward and be successful.

In addition, my credit report may still show a deliquent account that was posted on my report incorrectly.? This is an inaccurate posting and the specific debt and account does not belong to me, nor has it ever belonged to me.? I have contacted the debt collection agency that incorrected posted this onto my credit report and they are currently in the process of removing this posting.? This incorrect posting has affected my current credit score... however it should be removed within the next 45 days and I do have the letter from the collection agency stating this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.04%	Starting borrower rate/APR:	15.04% / 17.21%	Starting monthly payment:	$277.48

Auction yield range:	14.04% - 14.04%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	1y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	12	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$9,285	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	just-trade1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off 2 credit cards.

My financial situation:
I am a good candidate for this loan because I served in the Marine Corps for 5 years so I know the honor of repaying a debt that I have accrued. Additionally, I am an employee of the Federal Government so my job security is very high with a steady income.

Monthly net income: $ $3700

Monthly expenses: $?2195
??Housing: $?1400
??Insurance: $?105
??Car expenses: $?80
??Utilities: $?125
??Phone, cable, internet: $?85
??Food, entertainment: $?200
??Clothing, household expenses $?50
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.25%	Starting monthly payment:	$54.68

Auction yield range:	11.04% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1992	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	5y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	killion	Borrower's state:	Oklahoma	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007)
Principal balance:	$259.87	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Improve credit score(I pay on time)
Purpose of loan:
I need this loan to build my credit rating. I have no credit cards and one incident on my credit report.

I'm very reliable and my financial situation is extremely stable. I'm in the family business, so there is zero chance of losing my job.

Monthly net income: $ 2.000

Monthly expenses total: $ 1,028.00
??Housing: $338.00
??Car expenses: $360
??Utilities: $30
??Phone, cable, internet: $50
Groceries: $150
??Credit cards and other loans: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1983	Debt/Income ratio:	31%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	4y 7m
Credit score:	660-679 (Apr-2010)	Total credit lines:	26	Occupation:	Nurse (RN)
Now delinquent:	3	Revolving credit balance:	$152,491	Stated income:	$50,000-$74,999
Amount delinquent:	$1,033	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	wonderful-responsibility9	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling a 1 million dollar property
Purpose of loan:
This loan will be used to? Pay taxes on a six family home that I own and am selling, it will also be used just to pay any final bills on the home.

My financial situation:
I am a good candidate for this loan because? I am employed full time.

Monthly net income: $ 50,000.00

Monthly expenses: $

??Insurance: $
??Car expenses: $ 200
??Utilities: $100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 600
??Other expenses: $ 3,000.00 for mortgage
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$118.99

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	14y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$20,357	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sunny789	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$2,571.26	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I always make my payments on time and I have never been late.

Monthly net income: $ 8,100

Monthly expenses: $?2,700
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	2y 11m
Credit score:	740-759 (Apr-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,771	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	money-missile	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Franklin Fitness
Purpose of loan:
This loan will be used to continue to build my fitness center.? I have been in business for a while buying and renting properties.? I decided to build a fitness center in one of my buildings.? I opened in November of last year and have grown fast.??I now have approximately 180 members.? We continue to?grow every week.

My financial situation:
I am a good candidate for this loan because my monthly income jumped tremendously due to the fitness center.? I just haven't had enough time yet to accumulate enough to buy what I need to purchase.? As a business owner I want to continue to grow and keep up with the demands of my clientele.??I have excellent credit and have always paid my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 14	Length of status:	0y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,723	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	helpful-credit2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital - Clothing Co.
Purpose of loan:
A startup clothing company is looking to ramp up production -- the phones and inbox are buzzing and we want to have the cash on hand to fulfill orders that are Payable On Delivery. The $9000 will be used for project acquisitions (marketing costs) and working capital in order to fulfill and deliver some orders we currently have in the pipeline. Our company specializes in custom clothing for events, institutions and businesses. Our design team has experience at a major nationwide clothing brand, and we only work with eco-friendly materials and use labor-friendly production methods (i.e. sweatshop free!).

Our financial situation:
We have a good credit score and have never left a debt unpaid. Our relationship with our suppliers and manufacturers is solid. And our current project schedule is filling out ahead of predictions, so things are looking good!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$274.63

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	17%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$12,346	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	independent-contract1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Let's pay it off!
Purpose of loan:
I am applying for this loan for the purpose of consolidating a portion of my revolving debt?with a lower interest loan. This will?allow me to continue my goal of?paying off this debt at a faster rate and allow me to close these accounts.

My financial situation:
My proven history of hard work, loyalty, dedication and ambition have allowed me to maintain and advance in my?employment in a very demanding field for more than 15 years. My credit is not perfect although I have not had a late payment in more than?4 years. I did file chapter 7 in 2004 and have since rebounded?fully.
Should I be funded, I am undoubtfully capable of paying this loan off within the 36 month period. In addition to my general income, I intend to pay the debt back from my savings account should an emergency need arise.

Monthly net income: $ 6500

Monthly expenses: $ 3673
??Housing: $?1363
??Insurance: $?210
??Car expenses: $?450
??Utilities: $?450
??Phone, cable, internet: $ 120
??Food, entertainment: $?350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 630

Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.02%	Starting borrower rate/APR:	7.02% / 10.52%	Starting monthly payment:	$30.89

Auction yield range:	4.04% - 6.02%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	14	Occupation:	Laborer
Now delinquent:	1	Revolving credit balance:	$203	Stated income:	$1-$24,999
Amount delinquent:	$473	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jjsparks28	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting In Prosper
Purpose of loan

Hello I have been lending on here for 3 years now I lend out at high rates to cover the defaults and collection fee so I don't lend out under 20% my goal with this loan would be to lend it out at like 28-30% rates flip the principles over to new loans and interest my goal is use to retire early .I like to help people but I don't pick people with high deliquesces I do lend out at higher rates because of the risk involved as of right now I have around 2500 on prosper at a average return rate of 25% I have a low lenders default rate only $40 I am making more off here then my 401k LOL

My financial situation:
I work in a ware house and I work part time at a fast food place I also have a 401k at my full time job and own a condo and?I rent out my other room for $300 a mo my car is almost paid off and I am ahead on my?mortgage by 4 mos.I did not included my overtime in my income nor my renters income or my part time job my income is really around $31,000 I have a delinquent amount of 423? from a car?accident and the other car? insurance company has'nt paid all the bills yet I have been pushing them to pay so it can come off my credit report.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	22y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	20	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$9,348	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonafide-power731	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof, gutters/fence/driveway
Purpose of loan:
This loan will be used to add a new roof, new gutters, new fencing and upgrading/repairing driveway.?????????

My financial situation:
I am a good candidate for this loan because I can afford the payments and I'm creating more value for my home.?

Monthly net income: $4000????

Monthly expenses: $
??Housing: $ 1933
??Insurance: $?300
??Car expenses: $250
??Utilities: $ 300
??Phone, cable, internet: $ 175
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses:?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$163.69

Auction yield range:	4.04% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	8y 11m
Credit score:	760-779 (Apr-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,368	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	just-income1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Used car for wife
Purpose of loan:
This loan will be used to?
My wife has gotten her first job since?I brought her?to the US from Asia almost 2 years ago. I need to provide a "beater" car for her for?transportation to and from work. The commute is less than 8 miles round trip.
I refuse to purchase a newer vehicle. I'm recovering from a medical condition that took all of my savings, therefore a low-interest loan would be in order. Need a used car FAST.
My financial situation:
I am a good candidate for this loan because?
My credit score should be excellent. My?employment is exceptionally stable, oddly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$219.61

Auction yield range:	14.04% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	15	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$3,036	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	Kekemaree	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and getting ahead
Purpose of loan:
This loan will be used to consolidate credit cards in order to make one higher monthly payment each month to eliminate the outstanding amounts we currently have. We have also had a really bad streak of luck here lately with my husband's transmission going out, two major appliances, and also an increase in our child's tuition payment.

My financial situation:
I am a good candidate for this loan because I want to be debt free and remain debt free. I am willing and able to make monthly payments, but struggle to get ahead due to current multiple payments we make.?

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 1081
??Insurance: $ 106
??Car expenses: $ 231
??Utilities: $?171
??Phone, cable, internet: $?
??Food, entertainment: $ 60
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 500
??Other expenses: $ 340
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 10.33%	Starting monthly payment:	$204.44

Auction yield range:	6.04% - 7.25%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	2.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1984	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 11	Length of status:	23y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	40	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$10,304	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-awesome-listing	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Debt and new duct and A/C
Purpose of loan:
This loan will be used to? Pay off some high interest bills and get new duct work and A/C for my house

My financial situation:
I am a good candidate for this loan because? I am a very honest person and always pay my bills. Both my daughters play hockey and the amex bill got a little to high this last trip. will pay back ASAP! Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	27%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 5	Length of status:	16y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	55	Occupation:	Military Enlisted
Now delinquent:	1	Revolving credit balance:	$36,766	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	wealth-encore	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off loan
Purpose of loan:
This loan will be used to? pay off loans with high interest rates.? And I need to put a loan in my name because of a divorce

My financial situation:
I am a good candidate for this loan because??
I have paid all my bills on time.? My ex husband has been late and did effect my credit report on a house note, I was unaware of the situation.? I am currently submitting a dispute with?the credit buraus.? I am trying to fix my credit, i own my own house and pay my bills on time.??I am trying to get on loan, to pay off debt.? I am a honest person just trying to fix things, i have the income.? thank you for you consideration.
Monthly net income: $ 5900

Monthly expenses: $
??Housing: $ 1430
??Insurance: $ 220
??Car expenses: $ 60
??Utilities: $ 195
??Phone, cable, internet: $ 210
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	12%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	2y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,689	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reward-prospector	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Parents down payment
Purpose of loan:
This loan will be used to repay the money that I borrowed from my parents for a down payment on a house.???

My financial situation:
I am a good candidate for this loan because I don't have a lot of debt.? My mortgage is low and my credit card debts get paid timely and fully.? I don't have a car payment and I live within my means.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$110.45

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1968	Debt/Income ratio:	11%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	11y 11m
Credit score:	820-839 (Apr-2010)	Total credit lines:	17	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$503
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	MMSAENZ	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Master Bath Upgrade
Purpose of loan:
This loan will be used to?upgrade my master bathroom (add carpeting to living room as well) for the resale of my home. I will be putting my house on the market, in order to move in with my daughter to help with her children (my grandchildren).

My financial situation:
I am a good candidate for this loan because..I have very good credit and an excellent payment history. I have been retired for 12 years and have banked at one bank exclusively. My pension and social security is deposited to my bank account monthly, so repaying my loan through my bank account will not be a problem. I do not intend to hold this loan for three years, but would try to pay any remaining balance by June 2011. I also run a part time business selling health products, and have been for the last 4 years.? I look forward to becoming a lender on Prosper this seems like a great way to help people.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.40%	Starting borrower rate/APR:	18.40% / 20.62%	Starting monthly payment:	$272.65

Auction yield range:	17.04% - 17.40%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	22%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 7	Length of status:	14y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	22	Occupation:	Civil Service
Now delinquent:	2	Revolving credit balance:	$3,929	Stated income:	$50,000-$74,999
Amount delinquent:	$4,657	Bankcard utilization:	68%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	tinah159	Borrower's state:	Florida	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-659 (Latest)
Principal borrowed:	$17,127.00	< mo. late:	1 ( 3% )	640-659 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Help us reach our goals
About Us: This is my second loan with Prosper. I have worked as a communications officer for a police and fire department for 14 years. I intend to work there another 10 years. My husband works for the sheriff?s office. He has been employed there for 17 years. If all goes according to our financial plan, We will be able to retire debt free. We are working hard to pay off all our debt and then to save money to build a new home. We are hoping to pay cash for most of the home construction. I have waited my entire adult life to own a home, and I am working hard to get it.
About Money: My monthly net income is approximately $3576.00. I usually make more as our agency is short staffed and overtime is always available. My husband?s net income is approximately $2500.00. Our current monthly bills total $3139.00. If I am able to consolidate the home improvement loan and credit cards, my monthly payments will decrease to $2543.00 per month. That amount includes with a prosper loan payment of $300.00 per month. This loan will enable me to raise my credit score as well as pay at least an additional $700.00 each month toward our current mortgage.Here are the details of our monthly expenses: Land Payment: $1050.00, Mortgage: $585.00, Home Improvement Loan: $305.00 Credit Cards:?$291.00, Utilities:?$208.00, Gas:?$200.00,?Groceries:?$500.00. I am also paying my daughters tuition monthly. I would pay it in full as well.Summary: This loan will help us pay off high interest credit cards and a home improvement loans. With the extra money each month, we will be able to pay extra on our current mortgage. This house loan will be paid off in 2 years.? (the balance is $17000.00) After we have paid the balance of the house, we will be able to pay extra money to the land payment. I hope to have that loan paid in 3 years. ?(Our balance is $820000.00) I recently had the land appraised to explore the possibility of a 2nd mortgage for a loan. The appraisal came in at $260000.00. (We have 26 acres) The funds are available but I am trying to pay the land off rather than increase it. ?I am trying to simplify my life by consolidating these payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.60%	Starting monthly payment:	$61.24

Auction yield range:	8.04% - 26.00%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 5	Length of status:	4y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	12	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$9,860	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	euro-canary	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business
I'm borrowing this loan to try help my son gets his tractor trailer license. It's a great paying job and it will be one source of help on paying back this loan along whit me paying it back. I'm a nurses aid and I make a comfortable enough income to pay off this loan if anything goes wrong. I have always been a good borrower and try to pay my bills every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$415.70

Auction yield range:	8.04% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	39%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,281	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Traderising	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 5% )	680-699 (Jun-2008)
Principal balance:	$7,567.47	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Low risk, high reward business
I have built incredible value into my business.? I have a product that is ready for market and the infrastructure to sell it.? Everyone I talk to about it gets excited and wants in.

My income would have been much higher if I had paid myself a salary from the business?-no point because I would have had to pay additional tax on my own money.

I have spent 70k directly on the business, another 60k supporting myself.? The business is currently valued at $300,000.? I would not do anything to put that in jeopardy.? I would not apply for this loan if I were not 100% sure of my ability to make the payments.? I would get a job instead--not hard with my skills.

I need just 21 new customers each month paying $25/mo.

The loan will support me as I find customers and investors/partners.? I have access to angel investors through family connections.

I invite you to visit my web site and even try the product to understand why people would buy it and invest in the business.

Thanks

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$649.86

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2004	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	4y 4m
Credit score:	800-819 (Apr-2010)	Total credit lines:	13	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$3,869	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	micloans	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finally fixing up my house
Purpose of loan:
This loan will be used to? Finally make the repairs to my house that I have needed for a long time.? I would like to repair my roof, fix some electrical issues, and finish off my basement. I have saved about $22,000.00 over the last 2 years, but I think I would rather keep that as security blanket and get a loan to do the repairs.? I could do a home equity loan, but I'd rather pay off people then a large bank. I loan money out on this site under the name micloans and know what it is like to risk your money on someone else.

My financial situation:
I am a good candidate for this loan because? I have enough money in my savings account to pay the loan off at anytime. I have excellent credit and always pay off my bills. I would try to pay this loan off in about 2 years instead of three. Between my wife and I we make about $135,000 a year and we have will easily beable to pay this loan back. I could wait until next year and pay for the reapirs myself, but I'm really excited about fixing my house up and making it the house I've always thought it could be.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$259.57

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	0y 4m
Credit score:	700-719 (Apr-2010)	Total credit lines:	15	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$6,803	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	FlyingFrenchman	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 5% )	700-719 (Jul-2008)
Principal balance:	$1,834.96	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off Credit CArds
Purpose of loan:
This loan will be used to pay off some credit card bills.? I've paid off a chunk already, but I'd rather pay the Prosper community than Capitalone or Chase.? This credit card debt is the result of what I call "idle" spending and the the opportunity of credit cards being here in my wallet, but also some home improvement projects that have gone over budget slightly (who knew mancaves were THAT expensive... ).? So I've thrown them all but one to the shredder.? (I need one for the occasional business trips) and have promised myself to get that balance to zero ASAP.?

I have an other Prosper loan that I'm faithfully paying off.? I used it to finish paying off my flight lessons and thanks to the Prosper community .? I thank each and everyone of you everytime I takeoff and intend on making good on this loan as well!?

My financial situation:
I am a good candidate for this loan because I'm gainfully employed.? I have never had a day unemployed since graduating from college.? I have a new job, that came along with a serious raise and a good bonus, in a very stable, rapidly growing company.? My wife is also gainfully employed although she does not factor in here as it's my own debt I'm trying to get rid of.?

Monthly net income: $
personal : 4400

Monthly expenses: $? (all of the below are *2 for the family, but this is my share)
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $ 100 (the joys of mass transit, a fuel tank lasts us a month)
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 900 Includes family savings and represents the balance of the 3400 / month I put in the joint account)

The below are my personal expenses
? Credit cards and other loans: $ 500
? Prosper loan: $ 130
? Other expenses : $ 370
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	5y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	8	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$2,069	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	117%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	important-bill1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term help
Purpose of loan:
This loan will be used to provide cash to pay for some expenses while I work at my new job.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan and have been able to maintain a good credit score and pay my bills on time even in tough economic times. I have a college degree and have also run my own business for over three years. I just started a new job and need to pay some bills while I wait for my first pay check.

Monthly expenses: $
??Housing: $ 300 ??
??Insurance: $ 85
??Car expenses: $350
??Utilities: $ 100
??Phone, cable, internet: $90
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1962	Debt/Income ratio:	59%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	2y 3m
Credit score:	800-819 (Apr-2010)	Total credit lines:	57	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	zebra29	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower My Monthly Payments
Purpose of loan:
This loan will be used to?payoff Medical and personal bills to lower my monthly payments?

My financial situation:
I am a good candidate for this loan because? I have a set income each month and this loan will help lower my monthy payments and allow me to save money each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$289.22

Auction yield range:	11.04% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 15	Length of status:	1y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	30	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$14,877	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sj1123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off a high-interest rate credit card (29.99%).? My interest rate was arbitrarily increased from 12.04% to 29.99% due to "economic conditions".? I have never made a late payment in the 8 years I have had this card.

My financial situation:
I am a good candidate for this loan because I have a steady income and have never made a late payment on my credit cards.? I no longer charge anything to my cards nor do I need to because of my savings account, I'm just trying to get ahead!

Monthly net income: $2,270

Monthly expenses:
Housing: $845 (includes utilities)
Insurance: Car - $122
Car expenses: Own, no payments
Phone: $53
Credit cards: $450 ($300 of which goes to the $8,000 balance I would like to pay off with a Prosper loan)
Student loans: $215
Other expenses: $150 - savings account for emergencies

Any questions - please ask, thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	2y 4m
Credit score:	680-699 (Apr-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,426	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	authentic-kindness3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Debt.
Purpose of loan:
This loan will be used to pay off credit debt in order to allow me to make a lower monthly payment. As it stands, I am just over the limit and I am unable to get ahead of it without being hit by the fee's incurred on the debt. Every time I pay it down below the limit, another fee rolls in and puts me back over. I am sick of treading water.

My financial situation:
I am a good candidate for this loan because I make a decent income and I am striving to become completely debt free as quickly as possible. Once I get the credit card debt off of me, I am able to start paying back my student and car loans more efficiently and expediently.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 60
??Car expenses: $ 460
??Utilities: $ 170
??Phone, cable, internet: $ 137
??Food: $ 200
? Credit cards and other loans: $ 600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.32%	Starting borrower rate/APR:	10.32% / 12.43%	Starting monthly payment:	$194.51

Auction yield range:	4.04% - 9.32%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	3y 3m
Credit score:	760-779 (Apr-2010)	Total credit lines:	29	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,829	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cactus70	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,250.00	< mo. late:	0 ( 0% )	800-819 (Aug-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Surgery For our Corgi
Purpose of loan:
Hi,
Our 2 ? year old Pembroke Welsh Corgi requires surgery on both of his back legs.? He tore his ACLs in both back legs. The first one happened in late January and our vet X-rayed it and, at the time, thought it was a partial tear, which can heal on it?s own sometimes.? He was on an anti-inflammatory and leash-walking only and finally it appeared to be getting better.? However, last Wednesday, he ran across our back yard and completely blew the other leg.? The vet said that is very common.? Trying to compensate on the first bad leg, he know has a full tear in the original injured leg. He went to an Orthopedic yesterday who diagnosed him with 2 complete tears.? He requires surgery on both legs but we have to do one surgery at a time per the Ortho. The total is around $6,000 not including therapy.? We would love to get this done as soon as possible so he can complete both surgeries and rehab before November 2010, when winter sets in, in the Northeast.? We love our little guy so much.? He is a part of our family.? Being he is so young, the Ortho said he should have a great future after surgery.? He is a very active little dog and just miserable not being able to go out and play with his soccer ball or play with our other dog.

Keep in mind I am only using my credit score to create this listing.? My wife also works and makes almost the same exact salary as me (her credit score is even better than mine - 800's).? She is a 20 year project director at an insurance company in CT and I am a Software Engineer.

We are recently married and purchased our house 3 years ago.? We are in excellent financial shape and would rather not get a traditional loan or put anything on our credit cards.? We are big fans of the peer to peer market.? I have invested some money myself in Prosper?over the past couple of years (until Connecticut was locked out).

My financial situation:
I am a good candidate for this loan because?
My wife and I have excellent jobs with excellent salaries.? We have one child (he is in his 20's).?
Our combined salary is approx 180.
We are big fans of peer to peer lending and we are looking to avoid the conventional loan market.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Credit score:	680-699 (Apr-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$20,816	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	economy-tent4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down bills
Purpose of loan:
This loan will be used to?pay down bills. I am rejoining the workforce within the next 1-2 weeks as?a?driver and have already gone through the hiring?process/drug testing.?

My financial situation:
I am a good candidate for this loan because?I've never missed or been late on a payment for any bill.?

Monthly net income: $ 3000-5000

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 200?
??Car expenses: $ 266?
??Utilities: $ 80?
??Phone, cable, internet: $ 100?
??Food, entertainment: $ 300?
??Clothing, household expenses $ 100?
??Credit cards and other loans: $?700
??Other expenses: $ 300?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	17y 2m
Credit score:	680-699 (Apr-2010)	Total credit lines:	41	Occupation:	Laborer
Now delinquent:	4	Revolving credit balance:	$1,212	Stated income:	$50,000-$74,999
Amount delinquent:	$1,218	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	wommp55	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 640-659 (Aug-2009) 640-659 (Sep-2008) 640-659 (Aug-2008)
Principal balance:	$1,256.96	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
CLEAR DEBT AWAY
Purpose of loan:
This loan will be used? Pay off credit cards and get back on track with my credit.
I am a good candidate for this loan because my wife and me will pay this together. We will double the payments each month to get it payed.

Monthly net income: $ 2800.00

Monthly?2400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 49.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1965	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	2y 6m
Credit score:	760-779 (Apr-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,631	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-emperor1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private note from a private lender.

My financial situation:
I am a good candidate for this loan because I will make the payments on time and may be able to pay the loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	1y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$11,906	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dime-whomper	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
one payment a month instead of many
Hello, I am looking for a loan to consolidate my credit cards into one easy monthly payment. I have no problem paying my monthly payments right now, but i am not really getting ahead. The purpose of this loan would be to eliminate all my debt in one easy payment a month. My credit report might be a little lower than it should be, but its from my debt ratio, not for late or missed payments. This is why i believe i am a good candidate, even though my credit score is low. As of now, I am with a great company that is very stable in this economy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$235.12

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	62%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	1y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$31,422	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-bazaar-boomerang	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off other debts that have a
Purpose of loan:
This loan will be used to?To pay off other debts that have higher rates and cost more monthly now.?

My financial situation:
I am a good candidate for this loan because?I always pay ontime and pay off my debts.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	14.04% - 24.00%	Estimated loss impact:	15.78%
Lender servicing fee:	1.00%	Estimated return:	8.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 9m
Credit score:	620-639 (Apr-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,878	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	rodell_64	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	580-599 (Sep-2008) 520-539 (Jun-2007) 540-559 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Photography Business Equipment
I am looking to get a new camera for my photography business. To keep up with competition in photography, I must stay up to date. I am looking to purchase a D3s and a 24-70mm lens. My goal is to go full time with the business in the next 3 years. Please feel free to ask any questions.

Thanks,

Bring Home $2700/Month
Housing: $500
Insurance: $100
Car expenses: $315
Utilities: $200
Phone, cable, internet: $125
Food: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$143.90

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	22	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$491	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Big-Travy	Borrower's state:	California	Borrower's group:	University of California at Santa Barbara Alumni
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,800.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt Consolidation and Taxes
Purpose of loan:
This loan will be my second Prosper loan and I paid my first one off in a year and a half. I am going to use this loan to pay back taxes I owe to the Federal government and one credit card that I use. My cash flow situation is excellent and I have no trouble paying my bills.

Monthly net income: $ 4,500.00

Monthly expenses: $
??Housing: $? 600
?? Insurance: $130
??Car expenses: $ 420br />??Phone, cable, internet: $ 105
??Credit cards and other loans: $ 225*

As you can see I am in a great situation for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	41%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 13	Length of status:	0y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	23	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$11,935	Stated income:	$25,000-$49,999
Amount delinquent:	$148	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	appetizing-liberty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay credit cards and lower monthly payment

My financial situation:
I am a good candidate for this loan because i have always paid notes as agreed.?

Monthly net income: $
2500
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 80????
??Phone, cable, internet: $60
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$325.55

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	42%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	9y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$20,251	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tagkat	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay the cards to get ahead!
Purpose of loan:
2 Credit cards that have had their rates increased!? Never made a late payment yet they won't help.? So I'm finally just getting rid of them forever.

My financial situation:
I am a good candidate for this loan because I have a steady job in a management field.? As well as have no late pays

Monthly net income: $4000

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 300
??Car expenses: $ 900
??Utilities: $ 289
??Phone, cable, internet: $ 179
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $

The cards that I will be replacing will lower my credit expenditures by 600 but the new payment will be around 300 so saving a considerable amount which will be reinvested to pay off account.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	71%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	2y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	37	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$22,236	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	income-implementer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$97.66

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Credit score:	700-719 (Apr-2010)	Total credit lines:	9	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,715	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	silver-library4	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off the rest of my credit card and the rest of what I owe for school.????????

My financial situation:
I am a good candidate for this loan because??I have gotten my finances in order with the selling of my house and by already paying off another credit card. This would be?one step closer to being debt free.

Monthly net income: $ 46000

Monthly expenses: $
??Housing: $
??Insurance: $ 90
??Car expenses: $?525
??Utilities: $ 43
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$143.90

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 20	Length of status:	2y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	38	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$94,284	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-value-sasquatch	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Balance X-fer Rate Expires in May
Purpose of loan:
This loan will be used to?

Currently, I have several credit cards that have balances.? All of my balances are locked in at rates between 3-5%.? However, I have a Citi card with a balance of $7,500 with a portion of the balance that is not locked in.? $3,000 of that $7,500 is locked in at 3% for life.? The remaining $4,500 is locked in at 3% until May 1 at which point it will jump to 29.99%.? I'd like to borrow $4,500, so in May I can pay $4,500 more than the minimum payment and wipe out the $4,500 portion of the balance that will accrue interest at 29.99%.?

My financial situation:
I am a good candidate for this loan because?

I have never missed any payments and have a high debt load.? The reason for my high credit card balances results from transferring my home equity line of credit to my credit cards in order to reduce my interest rate.? LIttle did I know what that does to your credit score.? However, as mentioned above, the rates are locked in at 5% for life, so I refuse to pay them down any faster.? I have a rental property in Chicago that I have rented for 2+ years.? My renter is on time.? All my other bills are paid timely.? Financial assets as far as retirement go total approximately $116K.? Equity in my house is approximately $41K and equity in my rental property in Chicago is approximately $35K.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1982	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	10y 1m
Credit score:	740-759 (Apr-2010)	Total credit lines:	20	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$5,709	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bountiful-return0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
work1
Purpose of loan:
This loan will be used to? home inprovement

My financial situation:
I am a good candidate for this loan because? i pay my bills on time/and i have an excellent cerdit score
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$240.18

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	11y 9m
Credit score:	800-819 (Apr-2010)	Total credit lines:	13	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$3,161	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	attractive-diversification	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge loan for community health
Purpose of loan:
This loan will be used to purchase medical equipment and supplies for a new community health center where I am on staff.? We expect that this center will become self-sufficient financially in the near term (2-3 years out), but with state and federal health care funds in flux, professional staff are taking steps to fill in financing gaps in a variety of ways right now.? I was made aware of Prosper by a colleague, who also introduced me to another, competing service, which I found unsatisfactory.? Approximately $5000 of the loan proceeds will be allocated to the center's?capital fund, for equipment purchases; approximately $2500 will be allocated to the operating fund and used for supplies.

My financial situation:
I am a good candidate for this loan because my personal credit is in fine shape and I have no significant personal debt.? My employment situation is quite stable and I have a tenured faculty position with an affiliated university.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.01%	Starting borrower rate/APR:	16.01% / 18.19%	Starting monthly payment:	$70.32

Auction yield range:	4.04% - 15.01%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	35%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	13y 1m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,622	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nimble-generosity	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off jcpennys and sears cards
Purpose of loan:
This loan will be used to? pay off my jcpenneys and sears cards and 4 new tires for my car

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	20 / 19	Length of status:	0y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$69	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	63
Screen name:	tolerant-generosity0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up Business
Purpose of loan:
This loan will be used to?
Start my independant insurance agency
My financial situation:
I am a good candidate for this loan because?
I have already contributed $4000.00 of my own money and will ensure my business succeeds
Monthly net income: $
4200
Monthly expenses: $
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	36%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 10	Length of status:	27y 5m
Credit score:	680-699 (Apr-2010)	Total credit lines:	55	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,001	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	honorable-euro	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repairs
Purpose of loan:
This loan will be used to?Do repairs on car. New tires, brakes, roters,?emmissions.?

My financial situation:
I am a good candidate for this loan because?
I have a history of paying all credit terms as agreed and a long term history of employment with my company.
Monthly net income: $

Monthly expenses: $
??Housing: $ 740.00
??Insurance: $ 95.00
??Car expenses: $ 385.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	1y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Attorney
Now delinquent:	1	Revolving credit balance:	$207,954	Stated income:	$100,000+
Amount delinquent:	$843	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	awe-inspiring-vigilance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Virtual Professional Services
Purpose of loan:
The purpose of the loan is to provide working capital necessary to fully develop a business law practice that operates virtually, i.e., entirely ?in the cloud? and without brick and mortar and its associated overhead.? Loan proceeds will be applied towards the purchase of capital equipment, the acquisition/development of IT infrastructure, limited marketing and business development, and the elimination of existing debt to smooth out cash flow.

My financial situation:
The single most important driver of profitability among U.S. law firms ? regardless of location or practice area ? has been an inexorable march of attorney billing rates.? My own rate while I was a partner at an international law firm was an exorbitant ? but ?market? ? rate of $750/hour.? Billing rates of this magnitude are necessary to support ballooning industry overhead and compensation, and, all indications are that the business community has reached a saturation point vis-?-vis the cost of services.? The new model is simple:? (1) I have been a partner at a major firm and can therefore provide advice of comparable sophistication and quality, (2) I have no associates, so?the partner that gives the ?pitch? actually does the work, (3) I have no marble-floored, high rent offices with museum quality artwork for clients to subsidize via billing rates, (4) availability ? a client will never have an associate, a paralegal or a secretary return a call because I don?t have any, and, (5) billing rates that stop the insanity because they are unburdened by overhead.???

My current platform operates according to the model just articulated.? Our organization is distributed in nature ? partners are spread across the country, each operates virtually, and each shares a common IT and accounting infrastructure.? Importantly, partners are functionally self-employed:? you engage your own clients, generate as much or as little revenue (and thus income) as you wish, and pay out of pocket for infrastructure (100% of your home office setup, a shared percentage of shared infrastructure).? There are?short term advantages to my current platform.? That said, on a long term basis it will be far more lucrative for me to operate on my own ? something that will take time and additional capital.? It is for this purpose that I am seeking financing.? I will use the loan proceeds in the manner noted above.???

I would articulate my perfect scenario as follows:? considerably more capital than the program allows?with the incremental amount being used for the purpose of retiring more debt, and a deferred payment start date ? perhaps 30 to 60 days post-closing.? Conversely, since I expect to pay this loan off in full well before maturity, I am not overly concrned with?the rate of interest.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	39%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 6	Length of status:	1y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	33	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$3,704	Stated income:	$25,000-$49,999
Amount delinquent:	$20,210	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	responsive-market	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of a new home.
Purpose of loan:
This loan will be used to assist me in the purchase of a new home.?Last year I finished my four years of active duty in the United States Navy and entered the Virginia State Police Academy.? I am now currently a Trooper with the Virginia State Police as well as remaining in the US Navy Reserve and have finally found a home to purchase close to my barracks.? The mortgage is all approved, however, they require a 5% down payment and thats where I hope that Prosper can come in.?Im?buying the home for 159,000.00, so the 5% down payment will come to 7,950.00. ?

My financial situation:
To be honest I want to let?any potential lenders know that I do have a bankruptcy in my past which is what still has my credit score fairly low. It was discharged 7 years ago and I have had no issues since. I can verify if needed?that since then I have purchased a new car, motorcycle, and also had a small personal loan through my credit union that were all paid accounts?in good standing with no issues. Also, I would like to explain the delinquecy you will see on my report. I am recently divorced, and the delinquencies are from a home my ex wife and I purchased prior to my joining the Police Academy that is currently in the process of a short sale. For anyone unfamiliar with?a "short sale" please contact me and I can explain. I can tell you however that the mortgage for the new home is being carried by the same company, so I am definately still in good standing with them. Also, I will be receiving 6000.00 for my GI Bill in July of this year and plan to put the bulk of that into?paying down this?loan. I just dont want to chance losing the house between now and then! If there are any other questions about my financial situation, please do not hesitate to contact me. Thank you in advance for your help!?

Monthly net income: $ 2850.00

Monthly expenses: $ 1990.04
??Housing: $ 930.04???????????(Will be the mortgage payment for the new house. Current rent is 800.00)
??Insurance: $ 150.00??????? ?(Total?vehicle insurance for one car and one motorcycle. Health insurance is covered by the Navy.)
??Car expenses: $ 160.00?? (Car is paid off in full. 160.00 per month is a motorcycle payment.)
??Utilities: $ 200.00??????????? (Estimated cost for electric and gas in the new home.)
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	9%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	4y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$369	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	brightest-fairness-happiness	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital Bills
Purpose of loan:
This loan will be used to pay off?medical bills incurred when my wife had a heart attack. The insurances did not pay all related bills. We have approximatly $4000 in unpaid medical bills.?

My financial situation:
I am a good candidate for this loan because I am not overloaded with other debts. There is a judgement on my credit report, I paid it March 19th and have the documentation to prove that the debt is paid in full and satisfied. I own my cars, have no?loans, no?credit card debt. I can afford to make the payments on this loan on time and?even pay off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$389.35

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1975	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 15	Length of status:	1y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	43	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$103,533	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	direct-hope3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
With recent change in credit card company interest rates, I am hopeful to pay off larger interest cards and be in a postion to pay more on those with reasonable rates.? I am hopeful to get ahead of the game instead of staying status quo. (I recently placed a listing and received 96% funding..I'm hopeful to make it this time)

My financial situation:
I am an excellent candidate - I pay all bills on time but wish to better my financial position and have more money available to pay all credit cards to a quicker zero balance.

Monthly net income: $ 7715.73

Monthly expenses: $
??Housing: $ 1458.10
??Insurance: $310.00
??Car expenses: $?574.00
??Utilities: $ 265.00
??Phone, cable, internet: $ 188.00
??Food, entertainment: $?400.00???
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?2550.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	9y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	20	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$20,840	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-fund-tremolo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to paying off my credit cards and reduce the interest monthly payments.

My financial situation:
I am a good candidate for this loan because, I paid always on time all my credits and mortgage. I want to reduce the monthly interest expenses, apply this savings to reduce the debt balance and pay this loan in 48 months. I am looking for a social credit with a low interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1972	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 14	Length of status:	13y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	32	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$21,771	Stated income:	$75,000-$99,999
Amount delinquent:	$9,401	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	ATMBIZ	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	680-699 (Jan-2010) 680-699 (Dec-2009) 680-699 (Jun-2008)
Principal balance:	$2,489.50	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Increase ATM business
Purpose of loan: To purchase?3 ATMs machine for hotels. We will place a $3.00 transaction for customer use.
This loan will be used to?

My financial situation: I have over 12 years experience in the ATM business. I am married and we have two incomes( wife: $3,200 monthly net).We have very low debt and will have no problem payin g this debt.
I am a good candidate for this loan because?

Monthly net income: $ 5,000???

Monthly expenses: $
??Housing: $ 1100????????
??Insurance: $275
??Car expenses: $ 330
??Utilities: $ (wife expense)????
??Phone, cable, internet: $ (wife?expense)
??Food, entertainment: $ 300
??Clothing, household expenses $ (wife expense)
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 6	Length of status:	6y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	27	Occupation:	Nurse (LPN)
Now delinquent:	1	Revolving credit balance:	$3,580	Stated income:	$25,000-$49,999
Amount delinquent:	$301	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	sammy2221	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-699 (Jul-2009) 640-659 (Oct-2008) 640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
finish remodel project
Purpose: We are?95 percent?complete. We need help to continue this project so we can updated our mortgage, avoid paying building permit renew costs and be able to insulate the new addition,and place the tile floors.

My financial situation: I work very hard , my wife is a Nurse and so am I. I have been workimg 90 hours a paycheck to complete this Dream. We will not let ourselves down nor will we let any investor down! Please check our payment history!

(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 55
??Car expenses: $?140
??Utilities: $ 120
??Phone, cable, internet: $ 30
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?335
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$305.17

Auction yield range:	4.04% - 16.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 18	Length of status:	2y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$69,378	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-excellence294	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	720-739 (Sep-2009) 700-719 (Oct-2008)
Principal balance:	$3,868.41	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Need inventory
Purpose of loan:
I have a contract with a premium clothing manufacturer to sell a safety line of clothing for a niche sport incorporating proprietary impact absorbing material that was used in the 2010 Olympics.

I require the funds to order the impact absorbing material the manufacturer will incorporate into the clothing line and to pay for inventory I will direct sell. My initial inventory costs are $8500. My company makes money when the manufacturer sells the new products through their existing distribution channel including pro shops and also when I directly sell products through my website and direct sales at practice rinks where there are no pro shops.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and have never been late. I do have prior debt that is partially a result of my daughter who was born with a heart condition. My family relocated across the country for her to be born under the best care and are blessed to have spent 5 months with her. She is now in heaven watching over us.

My debt is scheduled to pay down within the next 4.5 years solely using income from my day job and income projections from this business will speed that up significantly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1982	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$3,039	Stated income:	$25,000-$49,999
Amount delinquent:	$273	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	active-cash8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving expenses
Purpose of loan:
This loan will be used to? Move into an apartment in a location we have always wanted to move to.? The opportunity is here now but we need fund to get it done.? I am physically unable to move byself any longer so I want to pay to have it done.? It is just myself and my wife.? She will be collecting disability soon which should push our monthly income to 3000-3200.

My financial situation:
I am a good candidate for this loan because?Though I have had bad credit in the past I am working to get it right again by cosolidating my debt and paying everything else on time.? I think with age I have matured as well

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 699
??Insurance: $ 105
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $225
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 185
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$338.98

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	11y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$28,231	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	amigo67	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to payoff Credit Card
Purpose of loan:
This loan will be used to pay credit cards that have?unfair?interest rates.?

My financial situation:
I am a good candidate for this loan because i've taken care of my credit and have been a sucessful small business owner for over 12 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1967	Debt/Income ratio:	6%
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	11y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$68,252	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Co-Papa	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Autistic Grandson's Medical Bills
Purpose of loan:
This loan will be used to pay my Autistic grandson's medical bills.? My son has gone through a divorice and is responsible for my grandson's medical bills.?I want to give him the ability to pay these bills over a period of time.

My financial situation:
I am a good candidate for this loan because I have great payment history with my credit accounts for over 35 years.? I own my house? and I want to help my son.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	48%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	2y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	52	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,386	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worlds-best-affluence5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Loan for Home Repairs
Purpose of loan:
This loan will be used to help pay off private loan used to minor repairs on my home.
My financial situation:
I am a good candidate for this loan because I pay my bills on time.?

Monthly net income: $

Monthly expenses: $
??Housing: $1200
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 317
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	31%
Basic (1-10):	2	Inquiries last 6m:	11	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	23 / 22	Length of status:	1y 7m
Credit score:	680-699 (Mar-2010)	Total credit lines:	59	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,528	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	radiant-principal6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off private loans that were used for home improvements.

My financial situation:
I am a good candidate for this loan because I will make the repayments on time and can possibly pay off the loan early.

Monthly net income: $
8750
Monthly expenses: $
??Housing: $ 2250
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 2251
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	6y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	50	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	safe-liberty4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small bills
Purpose of loan:
This loan will be used to pay off some small utility and medical bills?
My financial situation:
I am a good candidate for this loan because I have a stable job and I work for the Federal Gov't which is not subject to recession layoffs & pymts can be taken directly from my chkn acct or payroll deduction
Monthly net income: $
5800 income + 781 child support
Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 130
??Car expenses: $ 506
??Utilities: $?250
??Phone, cable, internet: $ 250
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 215 student loan
??Other expenses: $ 400 misc household
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	3%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	21y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	3	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	radiant-credit7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Pament For A Condo
Purpose of Loan Is
To buy a Condo at Westgate Lake Resort In Orlando,FL

My financial situation:?I pay all my bills on time.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $?875
??Insurance: $?65
??Car expenses: $?Own my car
??Utilities: $?472
??Phone, cable, internet: $?146
??Food, entertainment: $?400
??Clothing, household expenses $?580?for my?2 grandkids that live with me and my wife.
??Credit cards and other loans: $ 0
??Other expenses: $?162 Karate Classes/$200 Ballet Classes
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$292.01

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 11	Length of status:	3y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	42	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$148,787	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	excellent-deal3	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
This loan will be used to pay off three credit while we work on the addition of our home.

My financial situation:
I am a good candidate for this loan because we can afford the payments, we just want more to go towards the principal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$394.91

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	3y 5m
Credit score:	740-759 (Apr-2010)	Total credit lines:	20	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$9,091	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peace-strawberry	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing for the Future
Purpose of loan:
This loan will be used to pay off my two high interest credit cards. I have been struggling with getting these cards down in balances for a very long time. I am tired of paying around 100.00 a month in interest when I don't even use the cards. I know this loan would take an immense weight off me.
Bank Of America Credit Card 6149.95? 23.24%
Merrick Bank/Geico Credit Card 3314.65? 12.99%

My financial situation:
I am an excellent candidate for this loan because I have cut up my credit cards and have stopped spending money I do not have. I do not miss payments and I also make them on time. I have two stable jobs and have the income to cover the one payment a month back to the loan. I currently work full time for the University of Minnesota as a purchasing manager and have a part time job at Urbanimal, selling pet products. I have signed up for Mint.com to track all my expenses and have created a budget that I have been sticking to since the beginning of the year. I hope that from this information you choose to provide me a new wonderful chapter in my life to becoming financially free.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1977	Debt/Income ratio:	33%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 7	Length of status:	11y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	27	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$7,138	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	camaraderi-statue	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some debt
Purpose of loan:
This loan will be used to? to pay off some debt

My financial situation:
I am a good candidate for this loan because?? cause i can and will pay off this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$101.81

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	3y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,999	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	salon13	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$162.27	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off a high interest rate credit card

My financial situation:
I am a good candidate for this loan because? i am very responsible and have never been late on a payment of any kind.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 425.00
??Insurance: $ 150.00
??Car expenses: $?435.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 50.00????????
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	25%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	3y 8m
Credit score:	620-639 (Mar-2010)	Total credit lines:	16	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$376	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	dotsgooseberry	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 45% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	12 ( 36% )	740-759 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	6 ( 18% )
Total payments billed:	33
Description
Pay off Credit Cards
loan:to finally get out of small debt and only owe on my car and house loans. I have a big income just need to get a head of the small thing and get them all in on bill to get them paid down and my money straitened back out.

My financial situation:I am a good candidate for this loan because? I had a great credit rating it has dropped lately because so many inquiries trying to find best loan for me. Yes I have had late payment but hasn?t most everyone at some point? I have had bad luck with vehicle breaking down at the wrong time which delayed payments on my debts because I needed my vehicle to get to work, and my pay checks fell wrong.

Monthly net income: $ 6069.
I make $35,475 a year at my employment and I also get $37,362 a year in Teacher retirement with a combined income of $ 72837 a year before taxes. I have my w2's to back this income up.

Monthly expenses: aprox?$1860.
Housing: $ 630
Insurance: $ 13
0Car expenses: $300
?Utilities: $ 0
Phone,cable, internet: $70
Food,
entertainment: $ 100
Clothing,
household expenses $100
Credit cards and other loans: $ 500
Other expenses: $ 0
Total of about $1860 in payments a month.

Please consider helping me out and getting back on a financial track that I want to be on and should be on .... THANK you for you consideration dotsgooseberry
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$290.98

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	3y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,890	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	wonderous-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
taking care of some bills
Purpose of loan:
This loan will be used to pay off credit card debt and some medical bills.?

My financial situation:
Hello! I am applying for this loan because it would help take some stress out of my life.? I could definitely get by with out it, but I feel like it would actually be more responsible of me to take a loan to pay off my debt incurring high interest rates - coupled with several medical bills I am also paying off, leaving me just barely able to make minimum payments on everything owed.? I struggle between trying to pay off one bill at a time in full (which then leaves me strapped), or just making minimum payments and getting nowhere.? I am committed to getting my financial situation in control.? I have a secure, wonderful job and am happily employed.? I appreciate your consideration.
Thank you!

Monthly net income: $ 3618.32

Monthly expenses: $ @ 1900 +/-
Outstanding Medical Bills: $1500
Credit Card Debt Avg: $3000 @ 25%

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$90.38

Auction yield range:	14.04% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	6y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,803	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	magnetic-currency6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for books and other supplies
Purpose of loan:
To pay off the last 200 hundred dollars on a credit cards and the rest will go towards paying for classes at the local college and purchasing books and supplies needed for those classes.
My financial situation:
I am a good candidate for this loan because I have a full time job and have an excellent history of paying all my bills on time and because this is an investment in my future.

Monthly net income: $
2,543
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 460
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 150
Information in the Description is not verified.